UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01731

Source Capital

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Report to Stockholders.

(a) The registrant’s Annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SOURCE CAPITAL

2025

ANNUAL REPORT

for the year ended December 31, 2025

(This page has been left blank intentionally.)

SOURCE CAPITAL
TABLE OF CONTENTS

SOURCE CAPITAL
4Q 2025 COMMENTARY

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at https://fpa.com/fund/source-capital/, by email at crm@fpa.com, or toll-free by calling 1-800-279-1241.

Average Annual Total Returns (%)

As of December 31, 2025	Since 12/1/15*	10 Yr	5 Yr	3 Yr	1 Yr	YTD	QTD
Source Capital—NAV	8.38	8.84	9.66	15.38	18.40	18.40	4.27
Source Capital—Market Price	9.59	10.10	11.49	14.88	11.33	11.33	3.01
60% MSCI ACWI/40% BBG U.S. Agg	7.76	7.96	6.57	14.10	16.22	16.22	2.42
60% S&P 500/40% BBG U.S. Agg	9.58	9.78	8.47	15.46	13.70	13.70	2.03

Index data source: Morningstar

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data, which may be lower or higher than the performance data quoted, may be obtained at fpa.com or by calling toll-free, 1-800-982-4372.

Periods over one year are annualized. Fund performance is shown net of all fees and expenses and includes the reinvestment of distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock. Comparison to any index is for illustrative purposes only. An investor cannot invest directly in an index. The Fund does not include outperformance of any index or benchmark in its investment objectives.

*  On December 1, 2015, the Fund transitioned to a balanced strategy and the current portfolio managers assumed management of the Fund on that date.

  Please see important disclosures at the end of this commentary.

SOURCE CAPITAL
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

Performance Overview

Source Capital's ("Source" or "Fund") net asset value (NAV) gained 4.27% for the quarter and 18.40% for the trailing twelve months, which is higher than the balanced MSCI ACWI/Bloomberg US Agg index, the Fund's primary illustrative benchmark.

Performance versus Illustrative Indices (%)1

	Return
	Q4 2025	Trailing 12-month	Yield*
Source Capital—NAV	4.27	18.40	5.12
Source Capital—Market Price	3.01	11.33	5.46
60% MSCI ACWI / 40% BBG US Agg	2.42	16.22	2.65
60% S&P 500 / 40% BBG US Agg	2.03	13.70	2.39

The Fund's risk exposure is nearly balanced between Equities and Credit.

Portfolio Exposure (%)2

Q4 2025
Equity
Common Stocks	43.6
Total Equity	43.6
Credit
Public	11.6
Private (invested assets only)	21.9
Total Credit	33.5
Other Limited Partnerships	3.8
Other	0.1
Cash and equivalents	19.0
Total	100

1  Comparison to the indices is for illustrative purposes only. An investor cannot invest directly in an index. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund's net asset value (NAV).

*  Source: FPA, FactSet, Bloomberg. As of December 31, 2025. The "yield" shown for the Fund is the NAV distribution yield (also referred to as the Fund's "distribution rate" as a % of NAV) and the Fund's Market Price distribution yield (as a % of market price). Dividend yield is used for the MSCI ACWI and the S&P 500. Yield to Worst is used for the Bloomberg US Agg. Please refer to the Important Disclosures for definitions of the different measures of yield used in this table. For more information related to the Fund's distribution rate, please see https://fpa.com/fund/source-capital/. Dividends and other distributions are not guaranteed.

2  Source: FPA, as of December 31, 2025. Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments. Totals may not add up to 100% due to rounding.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Portfolio Discussion3

Equity

With respect to the recent performance of the Fund, in the previous twelve months, Source's top five equity performers contributed 5.97% to its return while its bottom five detracted 1.39%.

Trailing Twelve-Month Top and Bottom Contributors (%) as of December 31, 20254

Top Contributors	Performance Contribution	Percent of Portfolio	Bottom Contributors	Performance Contribution	Percent of Portfolio
Alphabet	1.83	2.8	Comcast	-0.39	1.9
Citigroup	1.21	1.9	Int'l Flavors & Fragrances	-0.32	1.5
TE Connectivity	1.21	2.1	CarMax	-0.29	0.4
JDE Peet's	1.00	1.2	Charter Communications	-0.24	0.5
Safran	0.72	1.4	Vail Resorts	-0.15	0.7
	5.97	9.5		-1.39	5.0

We will review the following companies that have notably impacted the Fund's performance.5

Longtime holding TE Connectivity benefitted in 2025 from continued demand growth in several of the markets in which it sells into, including: AI infrastructure and data center connectivity; energy and grid update cycling; and industrial automation. TE also acquired Richards Manufacturing earlier in the year, which helped strengthen the company's competitive position in industrial and utility markets, and raised the dividend throughout 2025.

Safran, buoyed by robust aerospace and aftermarket parts demand, reported record profits for the prior year in early 2025. As global air traffic continued to recover and air carriers ramped up maintenance projects, the company saw stronger aftermarket growth and converted operational efficiency gains into higher earnings, prompting management to raise full-year guidance for 2025.

Poor management has plagued International Flavors & Fragrances for years. As a leading producer of food, beverage, scent, home and personal care, and health products and ingredients, its products are ubiquitous across many household staples. They produce one-third of probiotics, the enzyme used in half of cold-water laundry detergents, another enzyme used in 20% of the beer brewed globally, and one-third of yogurts use an IFF culture, to name a few. Prior management's reckless capital allocation and ineptitude at managing its diverse global enterprise, transforming a high-margin, unlevered company into one with a lower margin and a higher level of leverage. We have a constructive view of the new CEO, who has renewed the company's focus on being a best-in-class operationally with a smaller product suite. They have sold, and will continue to sell, non-core assets, which will decrease their leverage and, hopefully, allow for higher margins. The company has burned the market, and many investors have taken a wait-and-see attitude reasonably. We believe that their current $4 of free cash earnings could increase to $5-6 in a few years, and if successful, their P/E should also rise. With its stock currently at $67, a reasonable downside could be around $60, and its upside could be around $125 (a three-year view that excludes free cash flow).6

3  References to individual securities are for informational purposes only, are subject to change, and should not be construed as a recommendation or a solicitation to buy or sell a particular security. Portfolio composition will change due to ongoing management of the Fund. Portfolio holdings for the Fund can be found at fpa.com.

4  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Percent of portfolio reflects the average position size over the period. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  Historical commentaries for the Fund can be accessed on the website at https://fpa.com/insights/. The company data and statistics referenced in this section, including competitor data, are sourced from company press releases, investor presentations, financial disclosures, SEC filings, or company websites, unless otherwise noted.

6  As relates to IFF: Projections on consensus future free cash earnings are based on FPA's analysis of the last 12 months' actual and forward-looking consensus estimates. FPA has applied a range of $5.00-6.00 for free cash earnings based on forward-looking free cash earnings, which is lower than the current consensus for those same periods. Based on these three inputs ((a) consensus future free cash flow earnings, (b) conservative P/E metrics relative to IFF's peer group, and (c) FPA analysis based on IFF company financials), FPA believes that it is possible that the IFF stock price could double in the next few years. Although we believe this estimate has a reasonable basis, it is hypothetical and not guaranteed.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Vail Resorts operates mountain resorts and ski lodging, with the majority of revenue derived from US properties. It probably goes without saying that one can't ski without snow. Unfavorable weather conditions throughout 2025 dragged on visitations and skier spending. In addition, rising labor and operational costs have further pressured margins, and management has failed to reassure investors. We believe that Vail's challenges are more cyclical than structural, and if/when snowfall averages revert, an undemanding valuation could help underpin an increase in the stock price.

Now, if you spend time in our office, you will inevitably overhear our FPA colleague Brian Selmo comment that "Securities ask different questions at different prices." For securities trading at elevated multiples, the questions are likely to be difficult, if not impossible to answer, and possibly even multiplicative in nature. In other instances, for out of favor names, one is simply determining if the future could be better than the present, with conditions potentially turning positive as the cherry on top.

By focusing on the less challenging questions, we largely avoid the speculative areas of the market where we deem the reward for taking risks insufficient relative to the potential returns. This does not imply that we completely avoid mistakes, but we believe it helps limit the damage when we do err in judgement. Over the last nine years, the end-product of this process has been a strategy that has generated market-leading returns while placing importance on absolute return. Ultimately, this approach requires an unwavering commitment to being "value aware," a philosophy that underpins our research process.

In doing so, we consider both quantitative and qualitative analysis as we underwrite potential new investments and monitor existing positions. It is not enough to be a great company, nor is it sufficient to simply trade on a superficially low p/e multiple to garner our interest and attention. Instead, we are looking for rare cases where both quality and "value" intersect, even if near-term headwinds may delay the potential payoff.

Hence, when it comes to deploying capital into new names, it is rare that you will find our recent purchases on the 52-week high list. Instead, we thumb our noses at the momentum factor and regularly troll the 52-week low list for potential opportunities. It is in that vein that we let value guide our focus. So, before you pose questions on our upcoming conference call, we don't have any unique insight into American exceptionalism or whether we are in an AI bubble. Well, you can still ask, but we don't think we know the answer.

However, we do believe that the investment community is currently casting its gaze away from various market constituents that offer asymmetric risk-reward for those willing to look forward three to five years. We primarily speak of global securities with lower market capitalizations, and, up until recently, healthcare stocks. As you can see from the image below, new purchases over the past two years are clear evidence that we are willing to back up this view with our actions and not just our words.

While few of the above are household names, we believe each holds a strong competitive position in their respective industry, if not market leadership. Furthermore, we would go so far as to say we believe we purchased them at absolute values that we believe will help us achieve equity-like returns over the coming years, and at bargain-like valuations compared to the S&P 500.

As for the why, we know not the answer, but we have our suspicions. With the recent outperformance of large US technology companies, not to mention the adoption of passive investing, there may be a shrinking pool of active investors with the interest, resources, and capital to conduct in-depth research on 1) lower market-cap names, and 2) ideas that necessitate deferred gratification longer than

SOURCE CAPITAL

one to two quarters. And as it relates to the active investors hoovering up assets, in our experience it is rare to find a pod shop on the share registers of, say, Azelis, Nippon Paint, Sodexo, or NOV.

Lastly, there's a good reason why the commentary above does not necessarily jive with all of our holdings, say such as some of our top holdings by weight Alphabet (purchased in our flagship Contrarian Value Strategy in 2010), Meta (2018), Analog Devices (2011), and TE Connectivity (2012). We use these names to remind you that our average holding period is in excess of five years, and for those in the top ten, demonstrably longer. We purchased each of the aforementioned "GARPy" names initially when they were making headlines for the wrong reasons, and we would argue their present standing does not betray our ethos as price-disciplined investors, but rather is indicative of our research process and strategy working as intended... sometimes the high case does actually play out!7

Now, as an example of a tough question currently being posed by the market, we submit Microsoft, a company we actually owned in the Contrarian Value Strategy from 2010 to 2020 and Source from the time your current PMs took over in 2015 to 2020. To begin, we hold management in the highest regards, particularly the CEO and CFO, who created tremendous value for us during our ownership. When we originally purchased Microsoft back in 2010, the valuation was less than 10x after-tax earnings after subtracting the cash on the balance sheet. The question we had to ask at the time was whether Microsoft was a melting ice cube, or could the company deliver an equity-type rate of return even if earnings never grew again. To our regret, we sold Microsoft too early, failing to appreciate how technological developments, particularly those of AI/cloud, would transform the business.

In the five years following our sale, from 2020 through 2025, Microsoft grew its top line at a 12% compound annual growth rate ("CAGR"), and its bottom line even faster! But let's now look at what one must believe to be constructive on the return prospects at the current multiple of 30x+ earnings. Of course, 30x earnings on its own is not necessarily the wrong multiple if Microsoft can continue to grow at a double-digit rate over the coming five years, and market analysts have noted that the valuation looks inexpensive five years out even if revenue were only to grow at a more pedestrian CAGR of 10% during this period.

Stepping back, we will note that Microsoft generated $293bn of revenue over the last twelve months. If revenue were indeed to grow at 10% CAGR over the next five years, Microsoft would theoretically generate $472bn in revenue in 2030, an increase of $178bn. The bulls will say this is achievable based on growth in the core business and an expanding total available market ("TAM"). However, to put the $178bn increase into perspective, Microsoft would need to add revenue greater than the aggregate sales of ERP leaders Oracle and SAP, who generated ~$100bn in combined sales over the past twelve months. The bulls may say that our thinking is too narrow; vibe coding will also allow Microsoft to serve as the foundation or platform upon which corporations will create low-cost alternative solutions for CRM solutions (Salesforce: $40bn revenue), HR software (Workday: $9bn revenue), and new database products (Snowflake: $4.4bn revenue). Moreover, as the bulls believe, from a horizontal perspective, agentic AI will enable Microsoft to offer services to automate and manage digital workflows (ServiceNow: $12bn revenue) across industries. If that was not enough, the bulls will remind us that Microsoft has a consumer gaming franchise in Xbox that will grow over time (Nintendo: $12bn revenue).

7  GARP = Growth At a Reasonable Price. Past performance is no guarantee of future results. It should not be assumed that an investment in the securities mentioned was or will be profitable. The Fund's full list of holdings as of the most recent period can be found at https://fpa.com/fund/source-capital/#tab-fund-holdings. The information provided does not reflect all positions purchased, sold or recommended by FPA during the period.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

To put the words into a picture, for Microsoft to grow at 10% over the next five years, one must believe the company will generate incremental revenue currently generated by the combination of:*

We are not saying this can't happen, but thankfully as benchmark agnostic investors, there is nothing forcing us to make the wager that it will. Speaking of wagers, we are regularly asked whether the higher-than-average multiples, particularly in US markets, make us inclined to believe a near-term market wobble lies around the corner. To that we emphatically answer "Yes" from our square offices, but with the caveat that we don't know from which corner. And so rather than make top-down bets, we simply go about our business conducting bottoms-up fundamental analysis with the hope that it helps us find a handful of good ideas each year and keeps us away from the bad ones.

Fixed Income

Traditional

Aside from adding to an existing position during the fourth quarter, we did not generally view Credit (investments rated BBB or lower) as attractively priced. We seek to opportunistically invest in Credit when we believe prices adequately compensate for the risk of permanent impairment of capital and near-term mark-to-market risk.

*  Forward looking. Refer to the Important Information and other disclosures at the back of this material.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Over the past few months, spreads on high yield debt continued a downward trend that has been ongoing for several quarters, leaving spreads in historically low territory:

Bloomberg U.S. Corporate High-Yield and BB ex. Energy Index Yield-To-Worst (YTW) and Spread8

Historically low spreads have created an historically expensive market. We have been responding by reducing the Fund's exposure to high yield and other lower-rated debt. There are several reasons for this shift:

First, buying debt at spreads that offer insufficient compensation for credit risk increases the risk of permanent impairment of capital due to credit losses. Permanent impairment of capital negatively affects short- and long-term returns. Spreads measure the compensation for taking on credit risk in debt that is not "risk-free", i.e., Treasuries. Low spreads translate to low compensation for credit risk. In addition to the usual credit risks associated with the characteristics of a particular borrower, these days we face additional risks from federal government policy—risks that were not significant throughout the market history shown in the charts above. All things being equal, one would expect more spread to compensate for these additional risks, not less spread, let alone historically low spread. Stated another way, historically low spreads might make sense if one had a very high degree of confidence in a strong economy and business and consumer prospects. As any good debt investor should be, we are always downside-focused and not optimistic by nature. Nevertheless, we do not share the optimism, nor do we see the certainty of outcome, needed to justify such low spreads.

Second, the opportunity cost of reducing credit exposure is low. Not only are spreads low on an absolute basis, but relative spreads among some types of debt are also low because the market has become less discriminating about risk. For example, as of December 31, the spread on BB-rated high yield bonds, excluding energy, was only 113 bps greater than the spread on investment grade corporate bonds. In a historical context, 113 bps of excess spread is at the third percentile, meaning that 97% of the time this excess spread has been greater than 113 bps. We are potentially giving up some extra return by reducing credit exposure but that extra return is historically low. It is important to highlight that we say we are "potentially" giving up some extra return. All things being equal, we are giving up return if spreads do not change or if spreads decrease. Both scenarios seem unlikely given that we are starting from historically low levels of spread. In fact, as shown in the chart below, historically, when spreads have been this low, Treasuries have outperformed high yield over the subsequent 12 months. We choose not to invest based on hope for lower spreads.

8  Source: Bloomberg. As of December 31, 2025. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run Treasury. Please see Important Disclosures for definitions of key terms.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

High Yield Spread vs. Forward Excess Return9

Finally, buying debt at low spreads increases the likelihood of short-term mark-to-market price declines associated with an increase in spread. The lower the spread, the greater the deviation from historical norms; thus, the greater the potential short-term price decline. The same is true for buying at low yields. Some might say that this mark-to-market risk does not matter for buy-and-hold investors: as long as bonds are held to maturity, it does not matter if changes in spread cause bond prices to fluctuate in the interim. The problem with that argument is that buy-and-hold investors may eventually see the dollar value of their fixed income investments recover to their cost basis as maturity approaches but, depending on the severity of the price decline, recovery can take a long time. Therefore, not only is a return of capital delayed but a return on capital is lost. In general, paying high prices for investments can lead to capital destruction versus the alternative of being mindful of entry points. For example, using the Bloomberg High Yield Index as a proxy, investors who paid peak prices for high yield in 2020-2021 would have had to wait two years to recover the value of their cost basis following the yield- and spread-induced selloff that occurred in 2022.10

Private Credit

Source has 25.9% committed to private credit (including called and uncalled capital) as of quarter-end. We continue to look for opportunities to increase that exposure.

Corporate & Other

Distribution

On November 21, 2025, the Fund's Board approved maintaining the current rate of 20.83 cents per share for its regular monthly distribution through February 2026.11 This equates to an annualized unlevered distribution rate of 5.46% based on the Fund's closing market price on December 31, 2025.

9  Source: Bloomberg; As of December 31, 2025. Chart covers the period 11/27/98 to 12/31/24 and shows the forward one-year return on the Bloomberg U.S. Corporate High Yield Index in excess of the return on similar duration Treasuries versus the starting spread on that high yield index at the start of each one-year period. Please see Important Disclosures for definitions of key terms.

10  The index value of the Bloomberg High Yield Index peaked at 2,461 in December 2021 and recovered to 2,480 by December 2023.

11  For more information related to the Fund's distribution rate, please see https://fpa.com/insights/?category_name=fund-announcements. Dividends and other distributions are not guaranteed.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Discount to NAV

The Fund's discount to NAV closed at 6.21% at quarter-end. The average discount to NAV for the trailing twelve months was 4.63%.12

Closing

We appreciate the long-term partnership we've had with so many of our like-minded investors who maintain a similar "value aware" point of view and long holding period. To the old and the new, we seek to continually earn your trust through the inevitable market cycles with the capital you have entrusted to us.

Respectfully submitted,

Source Capital Portfolio Managers

February 10, 2026

12  Source: FPA. The average is calculated using daily discount rates.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Important Information

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at https://fpa.com/fund/source-capital/, by email at crm@fpa.com, or toll-free by calling 1-800-279-1241.

Effective January 1, 2025, Source Capital, Inc. was reorganized into a Delaware Trust. The Fund's new name is Source Capital, but it continues to trade on the NYSE under the SOR ticker. There was no change in its investment objective, investment strategy, or fundamental investment policies. FPA continues to be the adviser to the Fund.

The views expressed herein and any forward-looking statements are highly speculative, current only as of the date of this publication and are those of the portfolio management team. Forward-looking statements can be identified by the use of terms such as "may", "will", "should", "expect", "anticipate", "project", "estimate", "intend", "continue" or "believe" (or the negatives thereof) or other variations thereof. Due to various risks and uncertainties, actual events or results or actual performance may differ materially and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. FPA does not undertake to update any forward-looking statement because of new information, future developments, or otherwise.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund's shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income instruments is not guaranteed. The Fund's investments in fixed income instruments have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income instruments owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income instruments, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of an instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely

SOURCE CAPITAL

manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Mortgage-related and asset-backed securities are subject to prepayment risk, can be highly sensitive to changes in interest rates, and are subject to credit risk/risk of default on the underlying assets... Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

The ratings agencies that provide ratings are Standard and Poor's ("S&P"), Fitch, Moody's, Kroll, DBRS, and any other nationally recognized statistical rating organization ("NRSRO"). Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade (IG). Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) (HY) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund's net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund's capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund's common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Distribution Rate

Distributions may include the net income from dividends and interest earned by fund securities, net capital gains, or in certain cases it may include a return of capital. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. All mutual funds, including closed-end funds, periodically distribute profits they earn to investors. By law, if a fund has net gains from the sale of securities, or if it earns dividends and interest from securities, it must pass substantially all of those earnings to its shareholders or it will be subject to corporate income taxes and excise taxes. These taxes would, in effect, reduce investors' total return. First Pacific Advisors, LP does not provide legal, accounting, or tax advice.

The Fund's distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate at a future time.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

MSCI ACWI NR USD Index (MSCI ACWI) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net Return (NR) indicates that withholding taxes are applied to dividend reinvestments. MSCI uses the withholding tax rate applicable to non-resident institutional investors that do not benefit from double taxation treaties.

SOURCE CAPITAL

Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. The S&P 500 is considered a measure of large capitalization stock performance.

60% MSCI ACWI / 40% BBG U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg U.S. Aggregate Bond Index.

60% S&P500 / 40% BBG U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.

Bloomberg U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg U.S. High Yield BB ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable BB-rated corporate bonds excluding energy sector.

Glossary of Terms

Compound annual growth rate (CAGR) is the annual rate of return that shows how an investment grows from its beginning value to its ending value over time, assuming reinvested profits.

Discount to Net Asset Value (NAV) is a pricing situation when a closed-end fund's market trading price is lower than its daily net asset value (NAV).

Dividend Yield is the dividend per share divided by the price per share.

Earnings Per Share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability.

Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

Free Cash Flow represents the cash a company can generate after required investment to maintain or expand its asset base.

High-Yield (HY) Bond is a high paying bond with a lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds. Because of the higher risk of default, these bonds pay a higher yield than investment grade bonds.

Investment Grade (IG) is a rating that indicates that a bond has a relatively low risk of default.

Market Capitalization refers to the total dollar market value of a company's outstanding shares of stock. Commonly referred to as "market cap," it is calculated by multiplying the total number of a company's outstanding shares by the current market price of one share.

Net Asset Value (NAV) represents the net value of a mutual fund and is calculated as the total value of the fund's assets minus the total value of its liabilities and is shown as a per share price.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

Trailing Price to Earnings is a relative valuation multiple that is based on the last 12 months of actual earnings.

Yield is the discount rate that links the bond's cash flows to its current dollar price.

Yield to Worst (YTW) is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

©2026 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL
FEDERAL INCOME TAX INFORMATION

Calendar 2025

Cash Dividends and Distributions:

Record Date	Payable Date	Amount Paid Per Share	(1) Ordinary Income Dividends	Long Term Capital Gain Distributions
1/17/2025	1/31/2025	$0.20830000	$0.14987200	$0.05842800
2/14/2025	2/28/2025	0.20830000	0.14987200	0.05842800
3/14/2025	3/31/2025	0.20830000	0.14987200	0.05842800
4/16/2025	4/30/2025	0.20830000	0.14987200	0.05842800
5/15/2025	5/30/2025	0.20830000	0.14987200	0.05842800
6/17/2025	6/30/2025	0.20830000	0.14987200	0.05842800
7/16/2025	7/31/2025	0.20830000	0.14987200	0.05842800
8/14/2025	8/29/2025	0.20830000	0.14987200	0.05842800
9/17/2025	9/30/2025	0.20830000	0.14987200	0.05842800
10/16/2025	10/31/2025	0.20830000	0.14987200	0.05842800
11/14/2025	11/28/2025	0.20830000	0.14987200	0.05842800
12/16/2025	12/30/2025	0.20830000	0.14987200	0.05842800
TOTAL		$2.49960000	$1.79846400	$0.70113600

(1)  Ordinary Income Dividends are to be included as dividend income on your tax return and 15.78% of these amounts are Qualified Dividend Income.

A Form 1099 will be mailed to all shareholders of record on dividend record dates which sets forth the specific amounts to be included on their 2025 tax returns. For Corporate shareholders, 9.14% of Ordinary Income Dividends qualifies for the 70% corporate dividends received deduction. Source Capital elected to retain undistributed long-term capital gains for the year ended December 31, 2025, resulting in a deemed distribution. Therefore, shareholders will receive a Form 2439 for 2025. See further discussion of the deemed distribution below.

State Tax Information:

10.4779% of the amounts reported in column (1) were derived from U.S. Treasury Securities.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2025, none of the distributions paid were reinvested at a discount from the market price.

Deemed Distribution of $2.50739554 per share:

The Fund also announced a deemed distribution of $2.50739554 per share attributable to shareholders of record as of the close of business on December 31, 2025. We have provided a number of questions and answers below regarding deemed distributions generally, as the Fund has not retained realized gains since 1989.

SOURCE CAPITAL
FEDERAL INCOME TAX INFORMATION (Continued)

Calendar 2025

What is a deemed distribution?

For U.S. federal income tax purposes, the Fund has elected to be treated as a registered investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To continue to qualify as a RIC for U.S. federal income tax purposes and obtain favorable RIC tax treatment, the Fund must meet certain requirements, including certain minimum distribution requirements. Subchapter M provides the Fund with two choices regarding distributing its net capital gains: (i) it can retain them and designate the retained amount as a deemed distribution or (ii) it can pay out the gains as a cash distribution to its shareholders.

The Fund has declared a deemed distribution of $2.50739554 per share to the Fund's shareholders of record as of the close of business on December 31, 2025. When the Fund declares a deemed distribution, instead of a cash distribution paid to shareholders, the Fund pays a 21% corporate-level U.S. federal income tax on the retained net long-term capital gains. In turn, shareholders are deemed to have received a capital gain dividend and are deemed to have paid the tax that is actually paid by the Fund. As a result, shareholders receive a tax credit that they can use to offset their tax on the deemed distribution or for other purposes, including claiming a refund, as appropriate. Shareholders also increase their adjusted tax basis in their shares of the Fund by the amount of the deemed distribution, net of U.S. federal income taxes paid by the Fund and deemed paid by the shareholder. The tax effect is the same as if the capital gains had been distributed to the Fund's shareholders in cash, who then elected to reinvest their proceeds, net of the tax paid by the Fund (i.e., 79% of the amount received after the 21% tax is applied).

Why did the Fund choose to declare a deemed distribution rather than a cash dividend at this time?

The Board of Trustees, after careful review and deliberation, determined that it is in the best interest of the Fund and its continued growth to declare a deemed distribution. The retained capital will enable the Fund to pursue of future investment opportunities and allow the Fund's net asset value to continue to grow in an efficient manner.

What are the relevant distribution dates for the deemed distribution?

As there is no cash being paid out, there is no payment date for the deemed distribution. However, the deemed distribution of $2.50739554 per share and corresponding tax credit are attributable to shareholders of record on December 31, 2025.

Who will send me the tax information of the deemed distribution?

The deemed distribution is considered paid to shareholders of record as of December 31, 2025. All relevant tax information will be included in the Internal Revenue Service ("IRS") Form 2439 (Notice to Shareholder of Undistributed Long-Term Capital Gains), to be mailed in January 2026 to holders of record.

If you own your shares in "street name," your brokerage firm or bank will send you the relevant tax information. If you own your shares directly in your name, Equiniti Trust Company, LLC, the Fund's transfer agent, will send you the tax information. If you have not received the information by March 2026, you should contact your brokerage firm's or bank's tax department and request that information.

Please note, the Form 2439 will be mailed to the address of record on the account, therefore, if you hold your shares in a typical taxable account (e.g., a joint account, an individual account), your brokerage firm will mail the Form 2439 to the address of record (e.g., your home address). If you hold your shares in a tax-deferred account, such as a retirement account (e.g., an IRA, or Roth IRA), the Form 2439 for that account will likely not be mailed to you; rather, it will be delivered internally to the brokerage firm's custodian for the retirement accounts. For such accounts, your brokerage firm/custodian will file an IRS Form 990-T to request, on your behalf, a tax refund. The purpose of Form 990-T is further explained below.

SOURCE CAPITAL
FEDERAL INCOME TAX INFORMATION (Continued)

Calendar 2025

What are the tax consequences of the deemed distribution to me as a shareholder?

The following example generally illustrates the tax treatment under Subchapter M of the Code for the Fund and its shareholders of record on December 31, 2025 with regard to the $2.50739554 per share net long-term capital gain to be retained by the fund and designated as a deemed distribution:

(1)  The Fund will pay U.S federal income tax of 21% on the undistributed net long-term capital gain on behalf of shareholders.

(2)  All shareholders will receive a U.S. federal income tax credit equal to their allocable share of the 21% U.S. federal income tax paid by the company on the undistributed capital gain. Generally, this credit will be applicable for the 2025 taxable year for shareholders that are individuals or otherwise have a calendar-year taxable year.

a.  Shareholders that are subject to U.S. federal income taxation generally can use that credit to offset their U.S. federal tax liabilities for the stockholder's taxable year in which the last day of the Fund's taxable year falls (generally, the 2025 taxable year for shareholders that are individuals or otherwise have a calendar-year taxable year) and can claim a refund on their U.S. federal income tax return (for example on Form 1040) to the extent of any unused credit.

b.  Shareholders who hold their shares in tax-deferred/retirement accounts should not receive a Form 2439 directly, because the Form 2439 will be delivered internally to the brokerage firm's custodian for retirement accounts. The brokerage firm/custodian will then use the Form 2439 information to file an IRS Form 990-T on behalf of such shareholders, which will allow such shareholders to receive a tax refund from the IRS for the taxes the Fund paid on their behalf. Depending on your brokerage firm/custodian, this process may occur automatically, but the Fund recommends that shareholders contact their brokerage firm's/custodian's internal tax departments to ensure this process is taking place. It typically takes several months to a year for brokerage firms/custodians to receive the refund and deposit it into shareholders' tax-deferred/retirement accounts.

c.  Other tax-exempt shareholders can also receive refunds of the taxes paid on their behalf on the deemed distribution by filing IRS Form 990-T.

d.  Shareholders that are not U.S. tax residents should consult tier own tax advisors as to the effect of the deemed distribution and the taxes paid on their behalf.

(3)  Shareholders will increase the adjusted tax basis in their stock by $1.98084248, equivalent to the deemed distribution of $2.50739554 per share less the 21% tax of $0.52655306 per share paid on their behalf.

Shareholders requiring further information about the impact of the deemed distribution on their state and/or local taxes should consult their tax advisors. The Fund does not provide tax advice to shareholders.

If I have questions about my individual tax situation, where can I get them answered?

The Fund does not provide tax advice to its stockholders. Please consult your personal tax advisor. The Fund is providing these questions and answers solely as a convenience to our shareholders.

SOURCE CAPITAL
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in Source Capital vs. 60% MSCI ACWI NR USD/40% Bloomberg US Aggregate Bond Index, 60% S&P 500/40% Bloomberg US Aggregate Bond Index, and MSCI All Country World Index Net from January 1, 2015 to December 31, 2025. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found in the Financial Highlights section of this report. The section titled Additional Information Regarding the Fund details the Fund's objective and policies, and other matters of interest to prospective investors. Please read carefully before investing.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS

As of December 31, 2025

BONDS & DEBENTURES — 18.4%	Principal Amount	Value
ASSET-BACKED SECURITIES — 6.1%
COLLATERALIZED LOAN OBLIGATION — 2.0%
Barings Middle Market Ltd. Series 2021-IA, Class D, 12.796% (3-Month Term SOFR+ 891.161 basis points), 7/20/2033(a)(b)	$1,040,000	$1,041,054
Fortress Credit Opportunities Ltd. Series 2017-9A, Class ER, 12.226% (3-Month Term SOFR+ 832.161 basis points), 10/15/2033(a)(b)	5,186,000	5,209,892
Parliament Ltd. Series 2021-2A, Class D, 7.851% (3-Month Term SOFR+396.161 basis points), 8/20/2032(a)(b)	1,854,000	1,850,207
		$8,101,153
EQUIPMENT — 0.9%
Coinstar Funding LLC Series 2017-1A, Class A2, 5.216%, 4/25/2047(a)	$2,803,560	$3,190,386
Prop 2017-1A 5.300%, 3/15/2042(c)(d)	212,277	202,724
		$3,393,110
OTHER — 3.2%
ABPCI Direct Lending Fund LLC Series 2022-2A, Class C, 8.236%, 3/1/2032(a)	$2,746,994	$2,733,286
ABPCI Direct Lending Fund Ltd. Series 2020-1A, Class A, 3.199%, 12/29/2030(a)	197,071	195,073
Series 2020-1A, Class B, 4.935%, 12/29/2030(a)	1,990,984	1,969,216
Diamond Infrastructure Funding LLC Series 2021-1A, Class C, 3.475%, 4/15/2049(a)	384,000	372,682
Diamond Issuer LLC Series 2021-1A, Class C, 3.787%, 11/20/2051(a)	1,000,000	959,681
Elm Trust Series 2020-3A, Class A2, 2.954%, 8/20/2029(a)	1,052	1,051
Series 2020-3A, Class B, 4.481%, 8/20/2029(a)	2,883	2,879
Series 2020-4A, Class B, 3.866%, 10/20/2029(a)	72,068	71,949
Golub Capital Partners Funding Ltd. Series 2020-1A, Class B, 4.496%, 1/22/2029(a)	545,371	542,376
Series 2021-1A, Class B, 3.816%, 4/20/2029(a)	970,219	958,384
Series 2021-2A, Class B, 3.994%, 10/19/2029(a)	2,594,690	2,529,872
Hotwire Funding LLC Series 2021-1, Class C, 4.459%, 11/20/2051(a)	750,000	738,671
Monroe Capital Funding Ltd. Series 2021-1A, Class B, 3.908%, 4/22/2031(a)	370,860	368,049
VCP RRL Ltd. Series 2021-1A, Class B, 2.848%, 10/20/2031(a)	456,949	436,388
Series 2021-1A, Class C, 5.425%, 10/20/2031(a)	962,545	883,748
		$12,763,305
TOTAL ASSET-BACKED SECURITIES (Cost $23,888,017)		$24,257,568
CONVERTIBLE BONDS — 0.5%
Delivery Hero AG 1.000%, 1/23/2027	$500,000	$570,420
1.500%, 1/15/2028	100,000	109,766
3.250%, 2/21/2030	1,200,000	1,370,558
Wayfair, Inc. 1.000%, 8/15/2026	122,000	121,451
TOTAL CONVERTIBLE BONDS (Cost $1,844,182)		$2,172,195
CORPORATE BANK DEBT — 6.8%
Banner Commercial Funding LP Term Loan 10.199% (1-Month Term SOFR+650 basis points), 5/27/2028(b)(c)(d)(e)	$5,343,750	$5,250,234
Capstone Acquisition Holdings, Inc. Term Loan 8.316% (1-Month Term SOFR+460 basis points), 11/12/2029(b)(c)(d)(e)(f)	2,268,056	2,285,010
Cornerstone OnDemand, Inc. 7.683% (1-Month Term SOFR+375 basis points), 10/16/2028(b)(d)(e)	71,583	65,498

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2025

BONDS & DEBENTURES (Continued)	Principal Amount	Value
Delta Commercial Funding LP 9.951% (1-Month Term SOFR+480 basis points), 12/31/2027(b)(c)(d)(e)(f)(g)	$3,100,000	$3,050,400
EQS Legacy Holdings LLC Term Loan 11.000%, 3/27/2032(b)(c)(d)(e)(h)	9,306,019	9,306,019
JC Penney Corp., Inc. 5.568% (3-Month USD Libor+425 basis points), 6/23/2027*,(b)(c)(d)(e)(i)	455,467	46
Lealand Finance Company B.V. Senior Exit LC 3.500%, 6/30/2027(b)(c)(d)(e)(f)(g)	3,927,194	(471,263)
3.500%, 6/30/2027(b)(c)(d)(e)(f)(g)	1,234,380	(308,595)
Lealand Reficar LC Term Loan 11.434% (3-Month Term SOFR+750 basis points), 6/30/2027(b)(c)(d)(e)(f)(h)	34,060	29,973
McDermott LC 8.552% (3-Month Term SOFR+426.16 basis points), 6/30/2027(b)(c)(d)(e)(f)	834,170	625,627
McDermott Technology Americas, Inc. 6.831% (1-Month Term SOFR+300 basis points), 6/30/2027(b)(c)(d)(e)	141,927	116,380
7.831% (1-Month Term SOFR+400 basis points), 12/31/2027(b)(c)(d)(e)(h)	1,616,752	1,244,900
One Camelback Loan 7.500% (1-Month Term SOFR+350 basis points), 6/3/2027(b)(c)(d)(e)(g)	2,050,000	1,131,426
Plantation Loan 10.500% (1-Month Term SOFR+620 basis points), 1/25/2027(b)(c)(d)(e)	3,500,000	3,500,000
Vision Solutions, Inc. 8.102% (3-Month Term SOFR+400 basis points), 4/24/2028(b)(d)(e)	71,571	66,113
WH Borrower LLC 8.734% (3-Month Term SOFR+450 basis points), 2/20/2032(b)(d)(e)	1,203,950	1,207,959
TOTAL CORPORATE BANK DEBT (Cost $27,941,783)		$27,099,727
CORPORATE BONDS — 5.0%
COMMUNICATIONS — 0.8%
EchoStar Corp. 3.875%, 11/30/2030	$846,895	$2,828,629
Frontier Communications Holdings LLC 5.875%, 10/15/2027(a)	453,000	452,914
		$3,281,543
CONSUMER DISCRETIONARY — 0.8%
Air Canada Pass Through Trust Series 2020-1, Class C, 10.500%, 7/15/2026(a)	$1,500,000	$1,544,016
VT Topco, Inc. 8.500%, 8/15/2030(a)	1,289,000	1,343,176
		$2,887,192
FINANCIALS — 3.3%
Apollo Debt Solutions BDC Senior Notes 8.620%, 9/28/2028(c)(d)	$2,333,000	$2,333,000
Charles Schwab Corp. 4.000% (USD 5 Year Tsy+316.8 basis points)(b)(j)	549,000	544,251
5.000% (3-Month USD Libor+257.5 basis points)(b)(j)	75,000	73,385
Five Point Operating Co. LP 8.000%, 10/1/2030(a)	100,000	104,000
Hlend Senior Notes 8.170%, 3/15/2028(c)(d)	3,500,000	3,500,000
HPS Corporate Lending Fund 6.750%, 1/30/2029	520,000	542,302
Midcap Financial Issuer Trust 6.500%, 5/1/2028(a)	3,466,000	3,456,780
Oaktree Strategic Credit Fund 8.400%, 11/14/2028	1,615,000	1,739,625
OCREDIT BDC Senior Notes 7.770%, 3/7/2029(c)(d)	552,000	552,000
Vornado Realty LP 2.150%, 6/1/2026	250,000	246,898
		$13,092,241
HEALTH CARE — 0.1%
Heartland Dental LLC/Heartland Dental Finance Corp. 10.500% (1-Month Term SOFR+ 500 basis points), 4/30/2028(a)(d)	$381,000	$398,187
TOTAL CORPORATE BONDS (Cost $17,241,211)		$19,659,163
TOTAL BONDS & DEBENTURES (Cost $70,915,193)		$73,188,653

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2025

CLOSED-END FUNDS — 0.1%	Number of Shares	Value
Altegrity, Inc.(c)(d)	142,220	$163,553
TOTAL CLOSED-END FUNDS (Cost $0)		$163,553
COMMON STOCKS — 43.6%
AEROSPACE & DEFENSE — 1.4%
Safran S.A.	15,343	$5,362,567
APPAREL & TEXTILE PRODUCTS — 0.7%
Cie Financiere Richemont S.A. — Class A	12,582	$2,732,904
ASSET MANAGEMENT — 0.0%
Pershing Square Tontine Holdings Ltd.(c)(d)	14,610	$—
BANKING — 2.2%
Citigroup, Inc.	61,026	$7,121,124
Wells Fargo & Co.	19,219	1,791,211
		$8,912,335
BEVERAGES — 3.7%
Heineken Holding N.V.	86,811	$6,366,208
JDE Peet's N.V.	167,093	6,256,414
Pernod Ricard S.A.	26,189	2,249,872
		$14,872,494
BIOTECH & PHARMA — 0.5%
Merck KGaA	12,774	$1,840,513
CABLE & SATELLITE — 2.0%
Charter Communications, Inc. — Class A*	3,190	$665,912
Comcast Corp. — Class A	215,600	6,444,284
Liberty Broadband Corp. — Class C*	18,518	899,975
		$8,010,171
CHEMICALS — 3.7%
Azelis Group N.V.	438,736	$4,820,991
IMCD N.V.	18,125	1,647,418
International Flavors & Fragrances, Inc.	87,852	5,920,346
Nippon Paint Holdings Co., Ltd.	360,200	2,408,769
		$14,797,524
COMMERCIAL SUPPORT SERVICES — 1.1%
Eurofins Scientific S.E.	47,135	$3,456,603
Sodexo S.A.	15,873	815,196
		$4,271,799
CONSTRUCTION MATERIALS — 1.5%
Amrize Ltd.*	69,135	$3,738,821
Holcim AG*	23,170	2,274,585
		$6,013,406
CONSUMER SERVICES — 0.0%
Shiseido Co. Ltd.	2,400	$34,903
E-COMMERCE DISCRETIONARY — 0.7%
Amazon.com, Inc.*	11,949	$2,758,068

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2025

COMMON STOCKS (Continued)	Number of Shares	Value
ELECTRIC UTILITIES — 0.0%
PG&E Corp.	9,047	$145,385
ELECTRICAL EQUIPMENT — 1.8%
TE Connectivity Ltd.	32,226	$7,331,737
ENGINEERING & CONSTRUCTION — 1.2%
McDermott International, Ltd.*,(c)(d)	98,014	$1,470,210
Samsung C&T Corp.	20,794	3,457,126
		$4,927,336
ENTERTAINMENT CONTENT — 0.4%
Epic Games, Inc.(c)(d)	4,347	$1,703,372
FOOD — 0.3%
Magnum Ice Cream Co. N.V.*	14,890	$236,006
Magnum Ice Cream Co. N.V.*	4,246	67,390
Magnum Ice Cream Co. N.V.*	54,585	873,463
		$1,176,859
HEALTH CARE FACILITIES & SVCS — 0.4%
ICON PLC*	8,224	$1,498,577
HOME CONSTRUCTION — 0.8%
Fortune Brands Innovations, Inc.	62,199	$3,111,194
INSURANCE — 1.2%
Aon PLC — Class A	13,605	$4,800,932
INTERNET MEDIA & SERVICES — 6.9%
Alphabet, Inc. — Class A	26,558	$8,312,654
Alphabet, Inc. — Class C	18,429	5,783,020
Delivery Hero S.E.*	8,390	224,023
Meta Platforms, Inc. — Class A	10,387	6,856,355
Prosus N.V.*	86,481	5,371,396
Uber Technologies, Inc.*	8,195	669,613
		$27,217,061
LEISURE FACILITIES & SERVICES — 1.2%
Marriott International, Inc. — Class A	6,731	$2,088,226
Vail Resorts, Inc.	19,000	2,523,200
		$4,611,426
MACHINERY — 0.2%
Hoshizaki Corp.	25,600	$851,971
MEDICAL EQUIPMENT & DEVICES — 2.5%
Avantor, Inc.*	33,018	$378,386
Becton, Dickinson and Co.	33,279	6,458,456
Bio-Rad Laboratories, Inc.*	3,405	1,031,681
Thermo Fisher Scientific, Inc.	3,752	2,174,096
		$10,042,619
METALS & MINING — 1.5%
Glencore PLC*	802,359	$4,396,806
Grupo Mexico S.A.B. de C.V.	148,273	1,400,020
		$5,796,826

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2025

COMMON STOCKS (Continued)	Number of Shares	Value
OIL & GAS PRODUCERS — 0.6%
Gulfport Energy Corp.*	1,580	$328,624
Kinder Morgan, Inc.	70,369	1,934,444
		$2,263,068
OIL & GAS SERVICES & EQUIP — 0.6%
NOV, Inc.	142,889	$2,233,355
REAL ESTATE OWNERS & DEVELOPERS — 0.1%
Swire Pacific Ltd. — Class A	60,408	$486,667
REAL ESTATE SERVICES — 0.0%
Copper Property CTL Pass Through Trust(d)	16,058	$180,653
RETAIL — DISCRETIONARY — 1.2%
CarMax, Inc.*	25,555	$987,445
Ferguson Enterprises, Inc.	16,171	3,600,150
		$4,587,595
SEMICONDUCTORS — 3.3%
Analog Devices, Inc.	35,081	$9,513,967
Broadcom, Inc.	1,552	537,147
NXP Semiconductors N.V.	13,587	2,949,195
		$13,000,309
TECHNOLOGY HARDWARE — 0.2%
Nintendo Co., Ltd.	12,744	$861,994
TECHNOLOGY SERVICES — 0.6%
LG Corp.	41,039	$2,299,016
TELECOMMUNICATIONS — 0.0%
Uniti Group, Inc.*	10,312	$72,287
TRANSPORTATION & LOGISTICS — 0.7%
PHI Group, Inc.(c)(d)	84,452	$2,702,464
TRANSPORTATION EQUIPMENT — 0.4%
Westinghouse Air Brake Technologies Corp.	7,391	$1,577,609
TOTAL COMMON STOCKS (Cost $108,688,078)		$173,086,996
LIMITED PARTNERSHIPS — 18.9%
BH3 Debt Opportunity Fund II-Parallel, LP(d)(k)	2,300,000	$1,119,935
Blue Torch Credit Opportunities Fund II LP(d)(k)	55,000	3,127,498
Castlelake Asset-Based Private Credit III Evergreen A, L.P.(d)(k)	3,900,000	3,816,529
Clover Private Credit Opportunities Fund LP(c)(d)	60,000	2,743,088
FPS Holdco II LLC(c)(d)(l)	10,507,864	8,549,412
HIG WhiteHorse Direct Lending 2020 LP(d)(k)	55,000	4,138,254
Jett Texas LLC(d)(k)	6,000,000	6,389,400
Metro Partners Fund VII LP(d)(k)	80,000	8,627,688
MRP Evergreen Income Fund LP(d)(k)	3,900,000	3,900,000
MSD Private Credit Opportunities Fund II LP(d)(k)	80,000	5,013,159
MSD Real Estate Credit Opportunities Fund(d)(k)	30,000	1,339,448
Nebari Natural Resources Credit Fund I LP(d)(k)	55,000	1,918,089
Piney Lake Opportunities Fund LP(d)(k)	30,000	3,156,223
Post Road Special Opportunity Fund II LP(c)(d)	18,000	1,794,819
Silverview Credit Opportunities Onshore Fund LP(d)(k)	35,000	1,506,208

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2025

LIMITED PARTNERSHIPS (Continued)	Number of Shares	Value
Silverview Special Situations Lending LP(c)(d)	48,500	$4,198,108
Sound Point Strategic Capital Fund III LP(d)(k)	2,750,000	763,213
Tioga Partners IV, LP(d)(k)	14,000,000	9,948,546
Trevian Capital Debt Fund, LP(d)(k)	3,000,000	3,000,000
TOTAL LIMITED PARTNERSHIPS (Cost $69,218,519)		$75,049,617
PREFERRED STOCKS — 0.0%
INDUSTRIALS — 0.0%
Uniti Group, Inc. — Series A, 11.000%(c)(d)	65	$65,370
TOTAL PREFERRED STOCKS (Cost $124,813)		$65,370
WARRANTS — 0.0%
Electriq Power Holdings, Inc., Expiration Date: July 31, 2028*,(c)	31,567	$—
MariaDB PLC, Expiration Date: December 16, 2027*,(c)	24,015	—
Ross Acquisition Corp. II, Expiration Date: February 12, 2026*,(c)	5,878	—
Uniti Group, Inc. , Expiration Date: August 11, 2035*,(c)(d)	1,996	13,813
TOTAL WARRANTS (Cost $17,489)		$13,813
SHORT-TERM INVESTMENTS — 19.7%
MONEY MARKET INVESTMENTS — 0.4%
Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Class, 3.64%(m)	1,578,568	$1,578,568
TREASURY BILLS — 19.3%	Principal Amount
U.S. Treasury Bill 3.62%, 1/15/2026(n)	$29,000,000	$28,957,437
3.77%, 2/26/2026(n)	24,600,000	24,458,504
3.62%, 3/24/2026(n)	23,500,000	23,314,848
		$76,730,789
TOTAL SHORT-TERM INVESTMENTS (Cost $78,305,017)		$78,309,357
TOTAL INVESTMENTS — 100.7% (Cost $327,269,109)		$399,877,359
Liabilities in Excess of Other Assets — (0.7)%		(2,595,832)
TOTAL NET ASSETS — 100.0%		$397,281,527

BDC — Business Development Company

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

*  Non-income producing security.

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $31,353,917, which represents 7.89% of Total Net Assets.

(b)  Variable or floating rate security.

(c)  The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2025

(d)  Restricted securities. These restricted securities, most of which are considered liquid by the Adviser, are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors. The total value of these securities is $115,434,690, which represents 29.06% of Total Net Assets.

(e)  Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(f)  As of December 31, 2025, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 7 of the Notes to Financial Statements for further information on these commitments and contingencies.

(g)  All or a portion of the loan is unfunded.

(h)  Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.

(i)  Security is in default.

(j)  Perpetual security. Maturity date is not applicable.

(k)  Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(l)  Affiliated company.

(m)  The rate is the annualized seven-day yield at period end.

(n)  Treasury bill discount rate.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SUMMARY OF INVESTMENTS

As of December 31, 2025

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
Corporate Bank Debt	6.8%
Asset-Backed Securities	6.1%
Corporate Bonds	5.0%
Convertible Bonds	0.5%
Total Bonds & Debentures	18.4%
Closed-End Funds	0.1%
Common Stocks
Internet Media & Services	6.9%
Beverages	3.7%
Chemicals	3.7%
Semiconductors	3.3%
Medical Equipment & Devices	2.5%
Banking	2.2%
Cable & Satellite	2.0%
Electrical Equipment	1.8%
Construction Materials	1.5%
Metals & Mining	1.5%
Aerospace & Defense	1.4%
Engineering & Construction	1.2%
Insurance	1.2%
Leisure Facilities & Services	1.2%
Retail — Discretionary	1.2%
Commercial Support Services	1.1%
Home Construction	0.8%
E-Commerce Discretionary	0.7%
Apparel & Textile Products	0.7%
Transportation & Logistics	0.7%
Technology Services	0.6%
Oil & Gas Producers	0.6%
Oil & Gas Services & Equip	0.6%
Biotech & Pharma	0.5%
Entertainment Content	0.4%
Transportation Equipment	0.4%
Health Care Facilities & Svcs	0.4%
Food	0.3%
Technology Hardware	0.2%
Machinery	0.2%
Real Estate Owners & Developers	0.1%
Real Estate Services	0.0%
Electric Utilities	0.0%
Telecommunications	0.0%
Consumer Services	0.0%
Asset Management	0.0%
Total Common Stocks	43.6%
Preferred Stocks
Industrials	0.0%
Limited Partnerships	18.9%
Warrants	0.0%
Short-Term Investments	19.7%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2025

ASSETS
Investments, at value (cost $320,223,578)	$391,327,947
Investments in affiliates, at value (cost $7,045,531)	8,549,412
Foreign currency, at value (cost $112,680)	112,841
Cash	175,280
Deposits held at broker	899,909
Receivables:
Investment securities sold	156,222
Dividends and interest	1,061,450
Reclaims receivable	254,447
Prepaid expenses	4,054
Other assets	42,139
Total assets	402,583,701
LIABILITIES
Payables:
Investment securities purchased	307,948
Advisory fees	243,985
Fund services fees	41,195
Federal income tax on deemed distribution	4,334,043
Shareholder reporting fees	76,744
Legal fees	52,846
Commitment fees payable (Note 13)	52,176
Auditing fees	30,000
Directors' fees and expenses	4,286
Chief Compliance Officer fees	2,909
Accrued other expenses	156,042
Total liabilities	5,302,174
Commitments and contingencies (Note 7)
NET ASSETS	$397,281,527
COMPONENTS OF NET ASSETS
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,230,971 shares	$330,641,980
Total distributable earnings (accumulated deficit)	66,639,547
NET ASSETS	$397,281,527
MAXIMUM OFFERING PRICE PER SHARE
Number of shares issued and outstanding	8,230,971
Net asset value per share	$48.27
Market price per share	$45.76

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENT OF OPERATIONS

For the year ended December 31, 2025

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $1,043)	$11,279,607
Dividends (net of foreign withholding taxes of $142,083)	9,450,529
Total investment income	20,730,136
EXPENSES
Advisory fees	2,628,692
Fund services fees	345,061
Legal fees	222,738
Shareholder reporting fees	181,782
Tax fees(1)	125,748
Interest expense	79,287
Directors' fees and expenses	36,874
Auditing fees	32,159
Listing fee expense	24,997
Miscellaneous	8,326
Insurance fees	6,300
Chief Compliance Officer fees	1,851
Total expenses	3,693,815
Net investment income (loss)	17,036,321
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	26,500,073
Foreign currency transactions	3,669
Federal income tax on deemed distribution	(4,334,043)
Total realized gain (loss)	22,169,699
Net change in unrealized appreciation (depreciation) on:
Investments	18,769,787
Investments in affiliated issuers	1,503,881
Foreign currency translations	29,061
Net change in unrealized appreciation (depreciation)	20,302,729
Net realized and unrealized gain (loss)	42,472,428
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$59,508,749

(1)  The $125,748 tax fees represent the Delaware corporate franchise tax paid by the Fund for the year ended December 31, 2025.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2025	For the year ended December 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$17,036,321	$16,923,049
Total realized gain (loss) on investments and foreign currency transactions	22,169,699	13,063,044
Net change in unrealized appreciation (depreciation) on investments, Investments in affiliated issuers — unrealized and foreign currency translations	20,302,729	9,172,300
Net increase (decrease) in net assets resulting from operations	59,508,749	39,158,393
Distributions to Shareholders:
Distributions	(20,563,182)	(42,295,522)
Total distributions to shareholders	(20,563,182)	(42,295,522)
Capital Transactions:
Reinvestment of distributions	1,378,757	—
Cost of capital stock	—	(319,256)
Net increase (decrease) in net assets from capital transactions	1,378,757	(319,256)
Total increase (decrease) in net assets	40,324,324	(3,456,385)
NET ASSETS
Beginning of period	356,957,203	360,413,588
End of period	$397,281,527	$356,957,203
CAPITAL SHARE TRANSACTIONS
Shares reinvested	31,226	—
Shares of capital stock repurchased	—	(7,968)
Net increase (decrease) in capital share transactions	31,226	(7,968)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
FINANCIAL HIGHLIGHTS

Per share operating performance. For a capital share outstanding throughout each period.

	For the year ended December 31,
	2025		2024	2023	2022(1)	2021(1)
Net asset value, beginning of period	$43.53		$43.91	$40.27	$45.70	$45.35
Income from Investment Operations:
Net investment income(2)	$2.07		$2.06	$1.96	$1.16	$0.99
Net realized and unrealized gain (loss)	5.70		2.72	4.54	(4.40)	3.94
Less: Federal income tax on undistributed gains(3)	(0.53)		—	—	—	—
Total from investment operations	$7.24		$4.78	$6.50	$(3.24)	$4.93
Less Distributions:
From net investment income	$(1.75)		$(2.21)	$(2.09)	$(1.06)	$(2.02)
From net realized gains	(0.75)		(2.95)	(0.82)	(1.16)	(2.59)
Total distributions	$(2.50)		$(5.16)	$(2.91)	$(2.22)	$(4.61)
Capital stock repurchased	—		— (4)	$0.05	$0.03	$0.03
Net asset value, end of period	$48.27		$43.53	$43.91	$40.27	$45.70
Per share market value at end of period	$45.76		$43.49	$40.38	$38.66	$43.21
Total investment return(5)	11.33	%(6)	21.09%	12.46%	(5.28)%	19.95%
Net asset value total return(7)	18.40	%(8)	11.11%	16.74%	(7.09)%	11.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$397,282		$356,957	$360,414	$334,832	$382,795
Ratio of expenses to average net assets	0.98	%(9)	0.98%	0.97%	0.99%	0.91%
Ratio of net investment income (loss) to average net assets	4.53%		4.52%	4.65%	2.76%	2.05%
Portfolio turnover rate	28%		11%	13%	18%	47%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  Based on average shares outstanding for the period.

(3)  The Fund has elected to retain and designate certain long-term capital gains as undistributed "deemed distributions" under Internal Revenue Code Section 852(b)(3)(D). The amount shown represents the federal income tax paid by the Fund at the corporate rate on behalf of shareholders of record. Shareholders are entitled to a corresponding tax credit.

(4)  Amount represents less than $0.01 per share.

(5)  Based on market value per share, adjusted for reinvestment of distributions.

(6)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period.

(7)  Based on net asset value per share, adjusted for reinvestment of distributions.

(8)  Total return on net asset value is calculated similarly but uses the NAV per share. The return using NAV per share has been adjusted to include the $0.53 per share federal income tax paid by the Fund on undistributed long-term capital gains as if it were a distributed dividend.

(9)  If tax fees and interest expenses had been excluded, the expense ratios would have been lowered by 0.05% for the year ended December 31, 2025.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS

December 31, 2025

NOTE 1—Organization

Source Capital (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. First Pacific Advisors, LP (the "Adviser") has served as the Fund's investment adviser since inception.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standards Codification No. 946 "Financial Services—Investment Companies."

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The management of the Fund's Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund's investment decisions.

NOTE 2—Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Directors has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations ("CDOs") include Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(f) Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

(g) Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. There were no Private Investment in Public Equity ("PIPE") share purchase commitments for the SPACs the Fund invested in as of December 31, 2025.

(h) Repurchase Agreements

Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements as of December 31, 2025.

(i) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

(j) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(k) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2025, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

NOTE 3—Investment Advisory and Other Agreements

Pursuant to an investment advisory agreement ("the "Agreement"), the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.725% for the first $100 million, 0.700% for the next $100 million, and 0.675% in excess of $200 million of average total net assets of the last business day of each month.

The Agreement obligates the Adviser to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) do not exceed 1.50% of the first $30 million and 1.00% of the remaining average total net assets of the last business day of each month. For the year ended December 31, 2025, the Adviser did not waive any portion of its advisory fee.

UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian. Equiniti Trust Company, LLC serves as the Fund's transfer agent. The Fund's allocated fees incurred for fund accounting, fund administration, custody, and transfer agent services for the year ended December 31, 2025 are reported as Fund services fees on the Statement of Operations. Certain directors and officers of the Fund are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate directors and officers affiliated with the Fund's co-administrators or the Adviser. For the year ended December 31, 2025, the Fund's allocated fees incurred to directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors") are reported as Directors' fees and expenses on the Statement of Operations.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

The Fund's Board of Directors adopted a Deferred Compensation Plan (the "Plan") for the Independent Directors that enables Directors to elect to receive payment in cash or the option to defer some or all of their fees. If a director elects to defer payment, the Plan provides for the creation of a deferred payment account. A Director's deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Directors Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Directors' fees and expenses in the Statement of Operations. For the year ended December 31, 2025, no Directors fees were deferred.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Fund. The Fund's allocated fees incurred for CCO services for the year ended December 31, 2025 are reported on the Statement of Operations.

NOTE 4—Federal Income Taxes

At December 31, 2025, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$333,265,154
Gross unrealized appreciation	$80,983,551
Gross unrealized depreciation	(14,371,346)
Net unrealized appreciation/(depreciation)	$66,612,205

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2025, permanent differences in book and tax have been reclassified to paid-in capital and total distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total accumulated earnings/(deficit)
$16,785,972	$(16,785,972)

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,187
Undistributed long-term capital gains	—
Tax accumulated earnings	17,187
Accumulated capital and other losses	(4,681)
Net unrealized appreciation (depreciation) on investments	66,612,205
Net unrealized appreciation (depreciation) on foreign currency translation	14,836
Total accumulated earnings/(deficit)	$66,639,547

The tax character of distributions paid during the fiscal years ended December 31, 2025 and December 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$14,795,240	$18,162,762
Net long-term capital gains	26,406,242	24,132,760
Total distributions paid*	$41,201,482	$42,295,522

*  The difference between distributions for book and tax is the deemed distribution on net long-term capital gains in the amount of $20,638,300. The Board of Trustees declared this deemed distribution to retain capital gains of $20,638,300 for the year ended

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

December 31, 2025. In a deemed distribution, instead of a cash distribution paid to shareholders, the Fund paid $4,334,043, a 21% corporate-level U.S. federal income tax on the retained long-term capital gains. The undistributed long-term capital gains net of federal income tax paid of $16,304,257 were transferred to Additional Paid-in Capital. Form 2439 (Notice to Shareholder of Undistributed Long-Term Capital Gains) will be mailed to shareholders of record in January 2026.

As of December 31, 2025, the Fund did not have any non-expiring capital loss carryforwards.

During the tax year ended December 31, 2025, the Fund utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

NOTE 5—Investment Transactions

For the year ended December 31, 2025, purchases and sales of investments, excluding short-term investments, were $86,600,132 and $84,750,142, respectively.

NOTE 6—Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 7—Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of December 31, 2025, the total unfunded amount was 1.31% of the Fund's net assets.

As of December 31 2025, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ Depreciation	Unfunded Commitment
Delta Commercial Funding LP	$3,100,000	$3,031,826	$3,050,400	$18,574	$49,600
Lealand Finance Company B.V. Senior Exit LC	3,927,194	(8,859)	(471,263)	(462,404)	3,927,194
Lealand Finance Company B.V. Senior Exit LC	1,234,380	(743,146)	(308,595)	434,551	308,595
One Camelback Loan	2,050,000	1,131,426	1,131,426	—	918,574

As of December 31, 2025, the Fund valued its limited partnerships using NAV as a practical expedient. These limited partnerships are closed-end credit partnerships and the Fund was liable for unfunded commitments of $16,852,713. The Fund cannot redeem from these partnerships and will receive distributions from the limited partnerships as their credit investments are liquidated.

NOTE 8—Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•  Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•  Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2025, in valuing the Fund's assets carried at fair value:

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Asset-Backed Securities
Collateralized Loan Obligation	—	$8,101,153	—	—	$8,101,153
Equipment	—	3,190,386	$202,724	—	3,393,110
Other	—	12,763,305	—	—	12,763,305
Convertible Bonds	—	2,172,195	—	—	2,172,195
Corporate Bank Debt	—	1,339,570	25,760,157	—	27,099,727
Corporate Bonds
Communications	—	3,281,543	—	—	3,281,543
Consumer Discretionary	—	2,887,192	—	—	2,887,192
Financials	—	6,707,241	6,385,000	—	13,092,241
Health Care	—	398,187	—	—	398,187
Closed-End Funds	—	—	163,553	—	163,553
Common Stocks
Aerospace & Defense	$5,362,567	—	—	—	5,362,567
Apparel & Textile Products	2,732,904	—	—	—	2,732,904
Asset Management	—	—	—	—	—
Banking	8,912,335	—	—	—	8,912,335
Beverages	14,872,494	—	—	—	14,872,494
Biotech & Pharma	1,840,513	—	—	—	1,840,513
Cable & Satellite	8,010,171	—	—	—	8,010,171
Chemicals	14,797,524	—	—	—	14,797,524
Commercial Support Services	4,271,799	—	—	—	4,271,799
Construction Materials	6,013,406	—	—	—	6,013,406
Consumer Services	34,903	—	—	—	34,903
E-Commerce Discretionary	2,758,068	—	—	—	2,758,068
Electric Utilities	145,385	—	—	—	145,385
Electrical Equipment	7,331,737	—	—	—	7,331,737
Engineering & Construction	3,457,126	—	1,470,210	—	4,927,336
Entertainment Content	—	—	1,703,372	—	1,703,372
Food	1,176,859	—	—	—	1,176,859
Health Care Facilities & Svcs	1,498,577	—	—	—	1,498,577
Home Construction	3,111,194	—	—	—	3,111,194
Insurance	4,800,932	—	—	—	4,800,932
Internet Media & Services	27,217,061	—	—	—	27,217,061
Leisure Facilities & Services	4,611,426	—	—	—	4,611,426
Machinery	851,971	—	—	—	851,971
Medical Equipment & Devices	10,042,619	—	—	—	10,042,619
Metals & Mining	5,796,826	—	—	—	5,796,826
Oil & Gas Producers	2,263,068	—	—	—	2,263,068
Oil & Gas Services & Equip	2,233,355	—	—	—	2,233,355
Real Estate Owners & Developers	486,667	—	—	—	486,667
Real Estate Services	180,653	—	—	—	180,653
Retail—Discretionary	4,587,595	—	—	—	4,587,595
Semiconductors	13,000,309	—	—	—	13,000,309
Technology Hardware	861,994	—	—	—	861,994

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Technology Services	$2,299,016	—	—	—	$2,299,016
Telecommunications	72,287	—	—	—	72,287
Transportation & Logistics	—	—	$2,702,464	—	2,702,464
Transportation Equipment	1,577,609	—	—	—	1,577,609
Limited Partnerships	—	—	17,285,427	$57,764,190	75,049,617
Preferred Stocks
Industrials	—	—	65,370	—	65,370
Warrants	—	—	13,813	—	13,813
Short-Term Investments	1,578,568	$76,730,789	—	—	78,309,357
	$168,789,518	$117,571,561	$55,752,090	$57,764,190	$399,877,359

*  Investments valued using net asset value per share (or its equivalent) as a practical expedient are excluded from the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Invesments	Beginning balance December 31, 2024	Transfers into/(out) of Level 3 during the period	Total realized gain/(loss)	Total change in net unrealized appreciation/ (depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net purchases	Net sales	Ending Value at December 31, 2025
Asset-Backed Securities— Equipment	$239,326	—	$29	$21,517	—	—	$(58,148)	$202,724
Corporate Bank Debt	5,381,817	116,380	(581,669)	3,121,466	$(95,261)	$20,991,388	(3,173,964)	25,760,157
Corporate Bonds	6,385,000	—	—	—	—	—	—	6,385,000
Closed-End Funds	174,931	—	—	(11,378)	—	—	—	163,553
Common Stocks	3,658,997	—	—	2,533,279	(42,139)	—	(274,091)	5,876,046
Limited Partnerships	—	$17,285,427	—	—	—	—	—	17,285,427
Preferred Stocks	21,784	—	256,434	(61,979)	—	124,813	(275,682)	65,370
Warrants	—	—	—	13,813	—	—	—	13,813
	$15,861,855	$17,401,807	$(325,206)	$5,616,718	$(137,400)	$21,116,201	$(3,781,885)	$55,752,090

The change in unrealized gains or losses attributable to Level 3 investments held at December 31, 2025 was $4,389,384.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $17,285,427 out of NAV as Practical Expedient into Level 3 due to change in valuation technique from NAV as Practical Expedient to adjusted NAV as Practical Expedient. There were transfers of $116,380 out of Level 2 into Level 3 due to a broker quote received from a pricing vendor.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025:

Asset Class	Fair Value December 31, 2025	Valuation Methodologies	Unobservable Input	Input Range/Value	Valuation Weighted Average of Input		Impact to Valuation From an Increase in Input(1)
Asset-Backed Securities— Equipment	$202,724	Third-Party Broker Quote(4)	Quotes/Prices	$95.50	$95.50		Increase
Corporate Bank Debt	$46	Asset Approach(3)	Estimated Recovery Proceeds	$0.01	$0.01		Increase
	$2,401,390	Third-Party Broker Quote(4)	Quotes/Prices	$82-$100.75	$99.84		Increase
	$22,238,079	Pricing Model(5)	Cost	$98.25-$100.00	$99.59		Increase
	$1,120,642	Pricing Model(6)	Quotes/Prices	$25.00-$88.00	$72.60		Increase
Corporate Bonds	$6,385,000	Pricing Model(5)	Cost	$100.00	$100.00		Increase
Closed-End Funds	$163,553	Pricing Model(2)	Last Reported Trade	$1.15	$1.15		Increase
Common Stocks	$—	Pricing Model(9)	Corporate Action	$0.00	$0.00		Increase
	$1,703,372	Most Recent Capitalization (Funding)(8)	Revenue Multiple	$391.85	2	x	Increase
	$1,470,210	Pricing Model(7)	Quotes/Prices	$15.00	$15.00		Increase
	$2,702,464	Pricing Model(2)	Last Reported Trade	$32.00	$32.00		Increase
Preferred Stocks	$65,370	Pricing Model(5)	Cost	$1,000.00	$1,000.00		Increase
Warrants (SPAC)	$13,813	Pricing Model(10)	Price of Similar Security	$6.92	$6.92		Increase
	$—	Asset Approach(11)	Estimated Recover Proceeds	$0.00	$0.00		Increase
Limited Partnerships	$17,285,427	Adjusted NAV as Practical Expedient(12)	Quotes/Prices	(3%)-20%	12%		Increase

(1)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(2)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(3)  The Asset Approach technique for Level 3 securities involves the potential of likelihood of future bankruptcy distributions.

(4)  The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.

(5)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(6)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(7)  The Pricing Model technique for Level 3 securities involves recently quoted prices of the security.

(8)  The fair value of the investment is based on capital funding terms and discounted on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(9)  The Pricing Model technique for Level 3 securities involves the issuance of non-tradable rights with no set exercise date.

(10)  The fair value of the investment is based on the convertibility of the warrants into common stock of the underlying security.

(11)  The Asset Approach technique for Level 3 securities involves the projected value of warrants that are pending cancellation.

(12)  The NAV provided by the general partner has been adjusted for market prices and quotes on the underlying securities subsequent to the September 30, 2025 NAV.

The following is the fair value measurement of investments that are valued at NAV per share (or its equivalent) as a practical expedient:

Limited Partnerships	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
BH3 Debt Opportunity Fund II-Parallel, LP	Private Credit	$1,119,935	$1,132,079	Closed End Fund	N/A	N/A
Blue Torch Credit Opportunities Fund II LP	Private Credit	3,127,498	1,136,269	Closed End Fund	N/A	N/A

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

Limited Partnerships	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Castlelake Asset LP Based Private Credit	Private Credit	$3,816,529	—	Quarterly	60 days	1 year
HIG WhiteHorse Direct Lending 2020 LP	Private Credit	4,138,254	$1,359,291	Annual	30 days	27 months
Jett Texas LLC	Long-term Equity	6,389,400	—	Closed End Fund	N/A	N/A
Metro Partners Fund VII LP	Private Credit	8,627,688	—	Closed End Fund	N/A	N/A
MRP Evergreen Income Fund LP	Private Credit	3,900,000	—	Annual	90 days	2 years
MSD Private Credit Opportunities Fund II LP	Private Credit	5,013,159	3,847,059	Closed End Fund	N/A	N/A
MSD Real Estate Credit Opportunities Fund	Private Credit	1,339,448	2,306,185	Closed End Fund	N/A	N/A
Nebari Natural Resources Credit Fund I LP	Private Credit	1,918,089	—	Closed End Fund	N/A	N/A
Piney Lake Opportunities Fund LP	Private Credit	3,156,223	—	Semi-annual	65 days	5 years
Silverview Credit Opportunities Onshore Fund LP	Private Credit	1,506,208	—	Closed End Fund	N/A	N/A
Sound Point Strategic Capital Fund III LP	Private Credit	763,213	1,986,787	N/A	N/A	N/A
Tioga Partners IV, LP	Private Credit	9,948,546	3,850,000	Closed End Fund	N/A	N/A
Trevian Capital Debt Fund, LP	Private Credit	3,000,000	—	Monthly	60 days	2 years
		$57,764,190	$15,617,670

NOTE 9—Capital Stock

During the year ended December 31, 2025, the Fund issued 31,226 shares of Common Stock under its Dividend Reinvestment Plan. Effective October 30, 2024, the Board approved the continuation of the repurchase program through December 31, 2025. The Fund did not repurchase any shares during the year ended December 31, 2025, pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2025. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 10—Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund's Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

that are affiliates as of December 31, 2025 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Affiliated Security	Shares Held as of December 31, 2024	Beginning Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales Affiliated Investment	Accretion of Discount (Amortization of Premium) and Return of Capital	Change in Unrealized Appreciation (Depreciation)	Transfer In (Out)	Ending Value December 31, 2025	Ending Shares December 31, 2025	Income from Affiliated Investments
FPS Holdco II LLC	7,842,816	$7,842,816	$2,665,048	—	—	$(3,462,333)	$1,503,881	—	$8,549,412	10,507,864	—
Total		$7,842,816	$2,665,048	—	—	$(3,462,333)	$1,503,881	—	$8,549,412		—

NOTE 11—Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund's investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2025, the Fund invested in the following restricted securities:

Restricted Security	Cost	Fair Value	Fair Value as a % of Total Net Assets
Altegrity, Inc.	—	$163,553	0.04%
Apollo Debt Solutions BDC Senior Notes, 8.620% 9/28/2028	$2,333,000	2,333,000	0.59%
Banner Commercial Funding LP Term Loan, 10.199% (1-Month Term SOFR+650 basis points), 5/27/2028	5,252,625	5,250,234	1.32%
BH3 Debt Opportunity Fund II-Parallel, LP	1,167,921	1,119,935	0.28%
Blue Torch Credit Opportunities Fund II LP	4,331,454	3,127,498	0.79%
Capstone Acquisition Holdings, Inc. Term Loan, 8.316% (1-Month Term SOFR+460 basis points), 11/12/2029	2,254,439	2,285,010	0.58%
Castlelake Asset-Based Private Credit III Evergreen A, L.P.	3,900,000	3,816,529	0.96%
Clover Private Credit Opportunities Fund LP	3,707,885	2,743,088	0.69%
Copper Property CTL Pass Through Trust	528,672	180,653	0.05%
Cornerstone OnDemand, Inc., 7.683% (1-Month Term SOFR+ 375 basis points), 10/16/2028	71,582	65,498	0.02%
Delta Commercial Funding LP, 9.951% (1-Month Term SOFR+ 480 basis points), 12/31/2027	3,031,826	3,050,400	0.77%
Epic Games, Inc.	2,499,525	1,703,372	0.43%
EQS Legacy Holdings LLC Term Loan, 11.000% 3/27/2032	9,306,019	9,306,019	2.34%
FPS Holdco II LLC	7,045,531	8,549,412	2.15%
Heartland Dental LLC/Heartland Dental Finance Corp., 10.500% (1-Month Term SOFR+500 basis points), 4/30/2028	376,261	398,187	0.10%
HIG WhiteHorse Direct Lending 2020 LP	4,167,241	4,138,254	1.04%
Hlend Senior Notes, 8.170% 3/15/2028	3,500,000	3,500,000	0.88%
JC Penney Corp., Inc., 5.568% (3-Month USD Libor+425 basis points), 6/23/2027	—	46	0.00%
Jett Texas LLC	6,000,000	6,389,400	1.61%
Lealand Finance Company B.V. Senior Exit LC, 3.500% 6/30/2027	(8,859)	(471,263)	-0.12%

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

Restricted Security	Cost	Fair Value	Fair Value as a % of Total Net Assets
Lealand Finance Company B.V. Senior Exit LC, 3.500% 6/30/2027	$(743,146)	$(308,595)	-0.08%
Lealand Reficar LC Term Loan, 11.434% (3-Month Term SOFR+ 750 basis points), 6/30/2027	34,060	29,973	0.01%
McDermott International, Ltd.	2,078,929	1,470,210	0.37%
McDermott LC, 8.552% (3-Month Term SOFR+426.16 basis points), 6/30/2027	834,171	625,627	0.16%
McDermott Technology Americas, Inc., 6.831% (1-Month Term SOFR+300 basis points), 6/30/2027	141,925	116,380	0.03%
McDermott Technology Americas, Inc., 7.831% (1-Month Term SOFR+400 basis points), 12/31/2027	1,891,899	1,244,900	0.31%
Metro Partners Fund VII LP	6,124,327	8,627,688	2.17%
MRP Evergreen Income Fund LP	3,900,000	3,900,000	0.98%
MSD Private Credit Opportunities Fund II LP	3,071,478	5,013,159	1.26%
MSD Real Estate Credit Opportunities Fund	693,815	1,339,448	0.34%
Nebari Natural Resources Credit Fund I LP	2,746,127	1,918,089	0.48%
OCREDIT BDC Senior Notes, 7.770% 3/07/2029	552,000	552,000	0.14%
One Camelback Loan, 7.500% (1-Month Term SOFR+350 basis points), 6/03/2027	1,131,426	1,131,426	0.29%
Pershing Square Tontine Holdings Ltd.	—	—	0.00%
PHI Group, Inc.	690,707	2,702,464	0.68%
Piney Lake Opportunities Fund LP	1,897,369	3,156,223	0.79%
Plantation Loan, 10.555% 1/25/2027	3,480,958	3,500,000	0.88%
Post Road Special Opportunity Fund II LP	1,574,848	1,794,819	0.45%
Prop 2017-1A, 5.300% 3/15/2042	212,170	202,724	0.05%
Silverview Credit Opportunities Onshore Fund LP	769,932	1,506,208	0.38%
Silverview Special Situations Lending LP	4,207,378	4,198,108	1.06%
Sound Point Strategic Capital Fund III LP	763,213	763,213	0.19%
Tioga Partners IV, LP	10,150,000	9,948,546	2.50%
Trevian Capital Debt Fund, LP	3,000,000	3,000,000	0.76%
Uniti Group, Inc.	—	13,813	0.00%
Uniti Group, Inc.—Series A	124,813	65,370	0.02%
Vision Solutions, Inc., 8.102% (3-Month Term SOFR+400 basis points), 4/24/2028	64,929	66,113	0.02%
WH Borrower LLC, 8.734% (3-Month Term SOFR+450 basis points), 2/20/2032	1,197,930	1,207,959	0.30%
	$110,056,380	$115,434,690	29.06%

NOTE 12—Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as "Market Disruptions and Geopolitical Risks" and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds' performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

ultimate impact of "Market Disruptions and Geopolitical Risks" on the financial performance of the Funds' investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 13—Line of Credit

The Fund has entered into a Senior Secured Revolving Credit Facility ("Facility") of $20,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 33.3% of the adjusted net assets of the Fund. Borrowings under this agreement bear interest SOFR plus 250 bps. As compensation for holding the lending commitment available, the Fund is charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fees for the year ended December 31, 2025 are disclosed in the Statement of Operations. During the year ended December 31, 2025, the fund did not borrow under the line of credit.

NOTE 14—Investment in Private Funds

The Fund invests in certain private funds that would be investment companies but for the exemptions under Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The Fund may invest in such private funds to the extent consistent with its investment objective, investment strategy and otherwise as permitted under the 1940 Act. Previously, the staff of the SEC generally required that closed-end funds limit their investment in private funds to no more than 15% of their assets unless they limit their offers to investors who qualify as "accredited investors" under Regulation D under the Securities Act of 1933 and have required minimum initial investments of at least $25,000. The SEC staff issued guidance on August 15, 2025 that it will no longer request such a limitation. Therefore, the Fund may invest greater than 15% of its assets in private funds.

Accordingly, the Fund may invest in private funds that pursue various strategies, including but not limited to private credit investments in private funds as well as direct investments.

When selecting private fund investments, the Adviser conducts a qualitative and quantitative evaluation of potential external managers, their respective strategies, and pertinent funds. The Adviser seeks to identify private fund managers that, among other considerations, possess extensive experience in their area of expertise, are part of a professional organization with operational depth, and have clear, well-developed strategies to which they have consistently adhered. The Adviser judges such private fund managers based on their key personnel's experience, character, professional qualifications, investment style, organizational resources, and emphasis on protecting capital. The Adviser also seeks to develop a working relationship with private fund managers to ensure timely and accurate reporting, accurate and verifiable valuation information, adequate transparency, a healthy flow of information, and acceptable documentation.

When lending directly, the Adviser will underwrite a total expected return (including interest and other fees) in the context of understandable collateral that the Adviser believes should offer attractive asset coverage.

Private fund investments are subject to the following risks, among others:

A shareholder's investment in the Fund will be affected by the investment policies and decisions of the portfolio managers of each private fund in which the Fund invests, which may impact the strategies, risks, and costs of and for the Fund itself. The Fund's NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the private funds invest and the financial condition and prospects of issuers in which the private funds invest. Shareholders of the Fund may have limited information about the private funds in which the Fund invests, including with respect to the private funds' holdings, liquidity, and valuation.

The Fund is registered as an investment company under the 1940 Act, which is designed to afford various protections to investors in pooled investment vehicles. However, the private funds in which the Fund invests are not subject to the provisions of the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship between advisers and investment companies) are not applicable to such private funds. Managers of private funds might not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). If the Fund invests in private funds managed by managers that are not registered as investment advisers, or that comply with an exemption from registration as an investment adviser, the Fund will not have the benefit of certain of the protections of the Investment Advisers Act.

The interests of the private funds in which the Fund invests are illiquid. There is often no secondary market for interests in many private funds, which typically must be sold in privately negotiated transactions. In addition, the Fund's interests in private funds may be subject to substantial restrictions on transfer, and the Fund may liquidate an interest and withdraw from a private fund pursuant to limited withdrawal rights. Private funds may impose a lockup period or otherwise suspend withdrawal rights of shareholders, including the Fund, from time to time. If the Adviser determines to cause the Fund to sell its interest in a private fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

The Fund will bear its pro rata share of a private fund's expenses, including its management fees, performance fees and other expenses. The level of such fees and expenses impacts the Fund's performance. A shareholder of the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, brokerage transaction expenses, management fees, and administrative and custody fees) and, indirectly, similar expenses of the private funds. Thus, a shareholder of the Fund may be subject to higher operating expenses than if he or she invested in a private fund directly or in a fund that did not invest in private funds.

Performance fees are fees paid to a private fund's manager based on the private fund's investment performance (or returns) as compared to some benchmark. The performance fees payable to the manager of a private fund may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of a performance fee. Managers of certain of the underlying private funds may receive performance fees, even if the performance of other underlying private funds—or the overall performance of the Fund itself—is negative (i.e., "netting risk").

The Fund may invest in private funds that use borrowings to finance investments or to meet operating expenses. The use of leverage may enable private funds to produce higher total returns. However, since any fall in the value of a private fund's investments is borne by that private fund, when there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in the Fund's investment and therefore have a material adverse impact on returns to the Fund.

Private funds in which the Fund invests will not typically have a readily determinable market price and will be fair valued by the Fund. The valuation of the Fund's interests in private funds is ordinarily determined each business day based in part on estimated valuations provided by private fund managers and also on valuation determinations made by the Adviser, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund's "Valuation Designee" to perform the Fund's fair value determinations, which are subject to Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser's fair value determinations.

The Fund may maintain a sizeable cash and/or liquid investments position in anticipation of funding private fund capital calls or near-term investment opportunities. Additionally, the Fund has a $20 million credit facility with UMB Bank, N.A. that may be used to fund private fund capital calls. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the shareholders to be subject to certain penalties from the private funds (including the forfeiture of the Fund's investment in a private fund), or (iv) otherwise impair the value of the Fund's investments (including the devaluation of the Fund).

Additional risks associated with investing in private funds include, among other things, that private funds generally may invest without limitation in restricted and illiquid investments; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund's investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

NOTE 15—New Accounting Pronouncements

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund's financial position or the results of its operations.

NOTE 16—Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

SOURCE CAPITAL
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND
THE SHAREHOLDERS OF SOURCE CAPITAL, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended December 31, 2022, were audited by other auditors, whose report dated March 1, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, agent banks, brokers, and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2026

SOURCE CAPITAL
ADDITIONAL INFORMATION REGARDING THE FUND

(Unaudited)

Changes to the Fund

During the calendar year ended December 31, 2025, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Fundamental Investment Restrictions

Below is a list of the Fund's fundamental investment restrictions. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Fund from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

2.  purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein.

3.  borrow money or issue senior securities, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

4.  invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause.

5.  make loans to other persons, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

6.  underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Investment Objective and Strategies

Investment Objective. The Fund's investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for holders of the Fund's common stock (the "Common Shareholders") from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Strategies. The Fund strives to accomplish its investment objective over a full market cycle, which First Pacific Advisors, LP ("FPA" or the "Adviser") generally considers to be five to seven years. The Fund employs a balanced strategy using equity and fixed-income investments to try to meet this goal. The Fund is co-managed by two of the Adviser's portfolio management teams: FPA Contrarian Value and FPA Absolute Fixed Income teams. Generally, under normal conditions, up to 70% of the Fund's assets will be allocated to equities, with the remaining assets allocated to public and private credit of varying quality. The Fund will

SOURCE CAPITAL
ADDITIONAL INFORMATION REGARDING THE FUND

(Unaudited) (Continued)

vary its allocation over time as a function of the opportunity set based on the Contrarian Value team's evaluation of available investment opportunities. The Fund invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income instruments, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser's overall value-oriented strategies.

Equity Sleeve. The equity sleeve of the Fund is invested primarily in publicly traded common stocks of U.S. and non-U.S. companies that generally have market values greater than $10 billion at time of purchase, including companies in emerging market countries. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems.

Equity securities held by the Fund include, but are not limited to, common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts ("ADRs"), and Global Depositary Receipts ("GDRs"). ADRs and GDRs are negotiable receipts similar to stock certificates issued by a depositary bank. The receipts evidence depositary securities, which in turn evidence underlying securities of a foreign issuer deposited with a custodian bank in the foreign issuer's home country.

The Adviser seeks to invest in companies that currently appear out of favor or undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for growth in the Adviser's estimation over 5-10 years.

The Adviser looks for businesses that are generally leaders in their industries, with significant competitive strength, solid balance sheets, and shareholder-centric management. The Adviser also looks for companies that may be of a lesser quality but that the Adviser believes possess upside potential that exceeds downside potential. The Adviser may also consider investing in special situations such as spin-offs, holding companies, and various other long opportunities.

After identifying target companies for the Fund, the Adviser selects the companies whose equity securities are offered at a "substantial discount" to the Adviser's estimate of the company's worth or intrinsic value. In seeking a "substantial discount," the Adviser does not just seek securities that are priced lower than others, but looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis. The Adviser may sell a security if its market price exceeds the Adviser's estimate of its intrinsic value, or if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments found by the Adviser.

Credit Sleeve. The credit sleeve of the Fund is invested primarily in public and private credit instruments of varying quality. The Adviser seeks investments that offer adequate compensation for credit risk and duration risk as interest rates and spreads change.

A portion of the credit sleeve may be invested in publicly-traded fixed income instruments of varying credit quality, ("public portion"), but is primarily invested in securities rated BBB and below, including non-rated instruments. Note that "BBB," or equivalent, includes the plus (+) or minus (-) within the rating category. The public portion of the fixed income sleeve may include: (i) debt instruments issued by corporations, municipalities, governments, and their agencies and instrumentalities, including high yield bonds (sometimes called "junk" bonds), mortgage-backed pools, and obligations of supra-national agencies, including international development institutions that provide global financing and advisory services for economic development; (2) structured debt instruments, including commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), asset-backed securities (ABS), collateralized loan obligations (CLOs), and collateralized debt obligations (CDOs); (3) loans; and/or (4) structured notes, and similar such issues. These investments may include both U.S. and non-U.S. dollar denominated securities of U.S. and non-U.S. issuers, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act of 1933.

A portion of the credit sleeve may also be invested in private debt by origination, syndication, purchase on the secondary market, or by investing in a fund that holds these instruments to the extent permitted under the 1940 Act ("private portion"). The private portion of the credit sleeve seeks to invest in less liquid instruments that the Adviser believes offers an attractive risk/reward profile when compared to publicly-traded debt.

Additional Information about Principal Investment Strategies

To pursue the Fund's investment objective, the portfolio managers generally invest the Fund's assets in common stocks and other securities of international and U.S. companies and a diversified portfolio debt securities, cash and cash equivalents, including but not limited to the following securities.

SOURCE CAPITAL
ADDITIONAL INFORMATION REGARDING THE FUND

(Unaudited) (Continued)

Fixed Income Instruments. The Fund may invest in fixed income instruments, such as high yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Holders of fixed income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer's capital structure. Fixed income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer's senior debt, but senior to the issuer's common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. Non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Private Funds. The Fund may invest in unaffiliated and unregistered private investment funds, including those engaged in direct lending, managed by unaffiliated third-party external portfolio managers, who have discretionary authority over the Fund's investments in such private funds.

U.S. Government Securities. The U.S. government sector includes fixed income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

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Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as CMOs, commercial-mortgage backed securities, residential mortgage-backed securities and single-and multi-class pass-through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

Stripped Securities. Some of the U.S. government and non-agency mortgage-pass through and mortgage-backed securities in which the Fund invests are "stripped securities" i.e., they represent distributions of a specific source of cash flow on a pool of mortgage assets (e.g. interest payments, principal payments, prepayment penalties). The Fund may invest in stripped securities which can be highly sensitive to the rate of principal payments on the underlying mortgage securities. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund's portfolio invested in various types of asset-backed securities will depend on many factors, including the portfolio managers' appraisal of the economy, yield, credit quality, macroeconomic factors and capital appreciation potential, among others. To the extent the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting the type of asset-backed security.

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or "call" the security before its maturity.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government- related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Below Investment Grade Instruments. The Fund expects to invest in instruments that are classified as "higher-yielding" (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated instruments determined by the Adviser to be appropriate investments for the Fund. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments are subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the interest rate of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher interest rate. This higher interest rate is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund's relative share price volatility.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general

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characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Repurchase Agreements. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Covered Bonds. Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, bondholders also have an unsecured claim against the issuing bank if the underlying collateral is insufficient to repay amounts owing in respect of the bonds.

Zero Coupon Securities. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. The Internal Revenue Code requires the Fund to distribute such income to its shareholders. Thus, the Fund may have to dispose of securities when it might not want to in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Temporary Investments. During temporary defensive periods, the Fund may deviate from its investment objective and investment strategies. During such periods, the Fund may invest all or a portion of its assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash and cash equivalents. The short- and medium-term debt securities in which the Fund may invest include (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) money market instruments.

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As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns.

The portfolio managers' emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed herein will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described herein. These securities and techniques may subject the Fund to additional risks.

Leverage. The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund's investment objective and strategies and the 1940 Act and the rules thereunder). Although the Fund may use leverage as discussed below, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit. As a closed-end investment company, the Fund may issue senior securities, such as shares of preferred stock ("Preferred Stock"), consistent with the 1940 Act and the rules thereunder. The Fund currently does not have any senior securities outstanding.

Under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for Preferred Stock, if applicable, under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the NAV of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund's total net assets (less the Fund's obligations under senior securities representing indebtedness)). In addition, the Fund is not permitted to declare any cash dividend or other distribution on shares of the Fund's common stock (the "Common Shares") unless, at the time of such distribution, the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing Preferred Stock, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and Preferred Stock.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding Preferred Stock or notes may adversely affect the return to the holders of the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund's investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per common share to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund's losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund's equity in its portfolio or a Common Shareholder's equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund's total net assets, which include proceeds from leverage. If Preferred Stock are used, holders of Preferred Stock will have rights to elect a minimum of two directors. This voting power may negatively affect Common Shareholders, and the interests of holders of Preferred Stock may otherwise differ from the interests of Common Shareholders. Any directors elected by preferred shareholders will represent both Common Shareholders and holders of

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Preferred Stock. Such directors may have a conflict of interest when the interests of Common Shareholders differ from those of holders of Preferred Stock.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of Preferred Stock or notes involves offering expenses and other costs and may limit the Fund's freedom to pay distributions on Common Shares or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Fund's Common Shareholders. The interests of persons with whom the Fund enters into leverage arrangements (such as bank lenders, note holders and preferred shareholders) will not necessarily be aligned with the interests of the Fund's Common Shareholders and such persons will have claims on the Fund's assets that are senior to those of the Fund's Common Shareholders. Leverage creates an opportunity for a greater return per common share, but at the same time it is a speculative technique that will increase the Fund's exposure to capital risk.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund's assets. Similarly, to the extent the Fund issues Preferred Stock or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more NRSROs on any Preferred Stock or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund's portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund's investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The Fund's willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated based on total net assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund's use of leverage. The Fund's willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser's assessment of the yield curve, interest rate trends, market conditions and other factors.

RISK FACTORS

An investment in the Fund's Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors. If any of these risks occurs, the Fund's results of operations could be materially and adversely affected. If this were to happen, the price of the Fund's Common Shares could decline significantly and you could lose all or a part of your investment.

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also

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lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Fixed Income Instruments Risk. The Fund invests in loans and other types of fixed income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. These risks may be greater in the current market environment of historically low interest rates. The obligor of a fixed income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor's willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also "Risks Factors—Credit Risk."

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Participation interests will only give the Fund the right to receive payments of principal and interest from the institution participating out the loan, and not directly from the obligor, and will typically give the Fund limited consent rights to amendments of the underlying credit documents. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund's only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable-rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed

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income securities. When interest rates rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed in-come securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods of increasing interest rates the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund's performance.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, inflation/deflation, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

In addition, issuers of securities in which the Fund invests are subject to potential operational and information security risks from breaches in cyber security, including cyber-attacks. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Such cyber events could result in material adverse consequences for such issuers, and may cause the Fund's investment in such portfolio companies to lose value.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, labor restrictions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, this outbreak and any future outbreaks may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to such disruption with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in, and may in the future result in, negative interest rates and higher inflation. The Federal Reserve Board has since reversed this policy by imposing a series of federal funds rate hikes, as noted above, over the course of 2022. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Fund's investments and the performance of the Fund.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such

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circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. In addition, the Fund and its service providers are subject to potential operational and information security risks from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber-attacks. Cyber-security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, trading counterparties or other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, result in violations of applicable privacy and other laws, subject the Fund to regulatory fines, cause the Fund and its shareholders to experience financial losses, or cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. The Fund has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there are inherent limitations in these plans and systems. For example, the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Fund cannot control the cyber- security systems of issuers or third-party service providers; and certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities predominantly have more risk with respect to the issuer's ability to pay interest and repay principal when due, and therefore involve a greater risk of default or nonpayment. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•  the economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in inter-national trading patterns, trade barriers and other protectionist or retaliatory measures;

•  governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies;

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•  the governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations;

•  other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund's non-U.S. holdings or exposures;

•  accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition or otherwise assess a company's creditworthiness;

•  because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.;

•  non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays;

•  changes in currency exchange rates will affect the value of the Fund's non-U.S. holdings or exposures;

•  the costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund;

•  international trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund's non-U.S. holdings or exposures; and

•  global economies are increasingly interconnected, which increases the possibilities that conditions in one country region or financial market may adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union, the euro currency or if other policy changes are made by governments or quasigovernmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Market. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less

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stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its benchmark index. Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Investments in illiquid derivatives may create the potential for the Fund to face ongoing margin and settlement payment obligations thereunder. Furthermore, reduced number and capacity of dealers and other counterparties to "make markets" in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund's investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund's performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Currency Transactions Risk. Currency hedging involves many of the same risks as other derivative transactions, such as leveraging risk, market risk, liquidity risk, counterparty risk, management risk, operational risk and legal risk. Currency derivative transactions are also subject to risks different from those of other derivative transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country's economy. There can be no assurance that currency transactions or currency hedging techniques will be successful.

Over-the-Counter Risk. Securities and derivatives traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Private Placements and Restricted Securities Risk. Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund. The sale of such investments may also be restricted under securities laws.

Private Fund Risk. The Fund invests in external private funds managed by independent external managers. These private funds are generally exempt from registration under the 1940 Act, and, therefore, will not be required to adhere to the restrictions and requirements under the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship between advisers and investment companies) are not applicable to such private funds. Shares of private funds

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are not publicly traded and generally are not liquid investments. Additional risks associated with investing in private funds include, among other things, that private funds may incur leverage for investment or other purposes, which may increase the volatility of investments in private funds; private funds generally may invest without limitation in restricted and illiquid investments; the Fund relies primarily on information provided by external managers of the private funds in valuing its investments in private funds; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund's investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

Securities Lending Risk. For the purposes of reducing borrowing costs or achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Leverage Risk. The Fund is permitted to obtain leverage, under limited circumstances, using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of Preferred Stock or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund's assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and "uncovered" transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3%, of the Fund's total net assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue Preferred Stock to 50% of the Fund's total net assets (less the Fund's obligations under senior securities representing indebtedness). Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that the reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. "Covered" reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered "uncovered." The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify

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interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund's NAV, which will be borne entirely by the Fund's Common Shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund's portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund's investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering any Preferred Stock and notes) will be borne entirely by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund's total net assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of Preferred Stock or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund's use of leverage, including its impact on Fund performance and on the Adviser's fees.

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:

•  the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Stock that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•  when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Act providing for the regulation of a registered investment company's use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund's derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4 the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will be required on August 19, 2022. As the Fund comes into compliance, the Fund's approach to asset segregation and coverage requirements

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will be impacted. In addition, Rule 18f-4 could restrict the Fund's ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund's distribution rate.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the portfolio managers' credit analysis than with respect to the Fund's investments in higher-rated securities. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio manager's evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Loans and fixed income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund's books.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and, thus, can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tend to extend the expected maturity of mortgage-related securities, making them more

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sensitive to changes in interest rates. As a result, if the Fund holds mortgage-related securities, rising interest rates may cause the Fund to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline, borrowers may pay their mortgages sooner than expected. These pre-payments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund's yield.

Mortgage-related securities may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams ("tranches") with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only ("IOs") or principal-only ("POs"). These securities are frequently referred to as "stripped securities" and may be extremely sensitive to changes in interest rates. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. For example, generally, the value of principal-only stripped mortgage-related securities fall as interest rates rise, whereas the value of interest-only stripped mortgage-related securities rise as interest rates rise, and vice versa. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as "Z-Bonds") are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, and in particular those not backed by a government guarantee, are subject to credit risk.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.

Adjustable-Rate Mortgage ("ARM") Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps". Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Stripped Securities Risk. Stripped securities are more volatile than securities where the principal and interest payments have not been separated. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds because a change in interest rates may increase or decrease prepayments of principal. While the U.S. government or its agencies or instrumentalities may guarantee the full repayment of principal on stripped securities they issue, repayment of interest is generally guaranteed only while the underlying assets or pools of assets are outstanding. The market for stripped securities may be limited, which may make it difficult for the Fund to dispose of them quickly at an acceptable price.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political sub-divisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government- related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally

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provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Deep Discount Securities. The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. These securities are called "Deep Discount Securities" and are deeply discounted from their face value. The Fund will invest in Deep Discount Securities when the portfolio managers believe that the issuer's financial condition is likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer's financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated. A lack of reliable, objective data or market quotations may make it more difficult to value deep discount securities accurately. Insufficient liquidity in the deep discount security market may make it more difficult to dispose of such securities and may cause the Fund to experience sudden and substantial price declines.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Derivatives Risk. The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward non-U.S. currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price). Changes in regulations relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of derivatives and the Fund.

Market Discount Risk. Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV in the future. In addition to NAV, the market price of the Fund's Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund's portfolio holdings. The Fund's market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Regulatory Risk—Regulation as a Commodity Pool. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the "CEA"). The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The ongoing compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of

SOURCE CAPITAL
ADDITIONAL INFORMATION REGARDING THE FUND

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the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a "commodity pool operator," the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Risks related to the Fund's Clearing Broker and Central Clearing Counterparty. The CEA and CFTC regulations require swaps and futures clearing brokers registered as "futures commission merchants" to segregate from the broker's proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Anti-Takeover Provisions Risk. Certain provisions of the Fund's Certificate of Incorporation, as amended ("Certificate of Incorporation") may be regarded as "anti-takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund's Certificate of Incorporation making the common stock a redeemable security or reducing the two-thirds vote required by the Certificate of Incorporation.

Risks Relating to Fund's RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund's investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that are treated as having "market discount" and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving,

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ADDITIONAL INFORMATION REGARDING THE FUND

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cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Misconduct of Employees and of Third-Party Service Providers Risk. Misconduct by employees of the Adviser or by third- party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third- party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund's business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

LIBOR Risk. The Fund's investments and payment obligations may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). The Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

In advance of the end of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. Market participants have and will continue to focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

Closed-end Fund Risk. Unlike an open-ended fund, which needs to maintain liquidity for investor redemptions, the Fund may take advantage of the lack of daily in/outflows due to the Fund's closed-end nature. Consequently, the Fund may hold less cash and cash equivalents than it might otherwise hold if it were an open-end fund. In addition, the Fund may opportunistically own more "illiquid" assets (as defined by the SEC) and more assets that have greater near-term price volatility (including, but not limited to, interest-only securities).

Share Repurchases Risk. Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund's expense ratio. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

SOURCE CAPITAL
PRIVACY POLICY

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The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional nonpublic personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," anti-money laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

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PRIVACY POLICY

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Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income Fund, FPA Flexible Fixed Income Fund, FPA Short Duration Government ETF, FPA Global Equity ETF, FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital.

Contact Us

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

SOURCE CAPITAL
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
John P. Zader, 1962	Director	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014).	7	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present)
"Interested" Director
J. Richard Atwood,(2) 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(3), 1963	Director	2023	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)

(1)  The address of each Director is 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245. Mr. Zader's and Ms. Quill's address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  "Interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services LLC.

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DIRECTOR AND OFFICER INFORMATION

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Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President—Compliance, Morgan Stanley Investment Management (2000-2009).

Ryan A. Leggio, 1980	Vice President, Strategy	2024	Partner of FPA (since 2018), and previously Senior Vice President (2014-2017) and Vice President (2011-2013).
Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212. Mr. Leggio's address is 2101 E. El Segundo Blvd., Suite 301 El Segundo, California 90245

OTHER IMPORTANT FUND INFORMATION

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Annual Report, additional copies of which are available without charge, upon request, on the Fund's website at fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2024, is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

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SOURCE CAPITAL

INVESTMENT ADVISER

First Pacific Advisors, LP
2101 E. El Segundo Blvd., Suite 301
El Segundo, California 90245

FUND CO-ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

CO-ADMINISTRATOR

Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

CUSTODIAN

UMB Bank, n.a.,
928 Grand Boulevard
Kansas City, Missouri 64106

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.equiniti.com

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). Equiniti Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: Equiniti Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics, as of the end of the period covered by this report, appliable to the registrant’s principal executive officer, principal financial officer, or other Trust officers performing similar functions.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2(a) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referenced in 2(a) above.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-SR.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John Zader and Sandra Brown, who are members of the Registrant’s Audit Committee and Board of Trustees, are “audit committee financial experts” and are “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

	2025	2024
(a) Audit Fees	$29,000	$28,000
(b) Audit Related Fees	-	-
(c) Tax Fees (1)	$3,000	$3,000
(d) All Other Fees	-	-

(1)    Tax fees are for the preparation of the registrant’s tax return.

(e)(1) The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)       the registrant's independent auditors inform the audit committee of the engagement,

(ii)       the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and

(iii)       the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2) 0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

(f)       For the fiscal year ended December 31, 2025, if greater than 50%, specify the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Tait, Weller & Baker LLP ("TWB"). According to TWB, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)       For the fiscal year ended December 31, 2025, the aggregate non-audit fees billed by TWB for services rendered to the investment advisor was $0. For the fiscal year ended December 31, 2024, the aggregate non-audit fees billed by TWB for services rendered to the investment advisor was $0.

(h)       The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining TWB's independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of I 934, consisting of all the independent directors of the registrant. The members of the audit committee are Sandra Brown, Robert F. Goldrich and John P. Zader.

Item 6. Investments.

(a)    Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)    Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies to First Pacific Advisors, LP (the "Adviser" or "FPA"), subject to the Board's continuing oversight. FPA's Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund. FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA's interests and the Fund's interests, FPA will resolve the conflict as follows:

FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s). The internal group may take, but is not limited to, the following courses of action:

o	Consulting with the Board of Directors for a course of action;
o	Voting in accordance with the recommendation of its proxy voting service provider;
o	"Echo" or "mirror" voting those shares in the same proportion as other votes;
o	Seeking Client consent for the vote recommended by the Portfolio Manager;
o	Engaging an independent third party to provide a recommendation on how to vote the proxy;
o	Abstaining from voting the proxy; or
o	For debt proxies, additional courses of action may also include: (i) voting with the majority of uninterested lenders;

(ii) ceding its vote to the agent bank if the asset held is bank debt; or (iii) appointing an independent committee or party to make the voting decision.

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group's instructions.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund's behalf. Such instances may include but are not limited to: (i) a de minim is number of shares held; (ii) potential adverse impact on the Fund's portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer's shares after the vote); or (iii) logistical or other considerations related to non-U.S. issuers (e.g., where an investment company's legal structure may not be recognized in the relevant jurisdiction). In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund's best interests to do so.

The Fund has filed Form N-PX, with the Fund's complete proxy voting record for the twelve months ended June 30, 2025. The Fund's Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC's web site at www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Mark Landecker, Steven Romick, and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant. Abhijeet Patwardhan is primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013). Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser. Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002). Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series ofFPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013). Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA New Income, Inc., FPA Queens Road Small Cap Value Fund, FPA Queens Road Value Fund, FPA Global Equity ETF, and FPA Short Duration Government ETF, each a series of Investment Managers Series Trust III are registered investment companies managed by the Adviser.

(a)(2) Set forth below is the following information with respect to other accounts managed by Mr. Landecker, Mr. Patwardhan, Mr. Romick, and Mr. Selmo as of December 31, 2025.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark Landecker	4	12,289	8	3,852	4	388
Abhijeet Patwardhan	4	12,773	-	-	7	465
Steven T. Romick	3	11,992	8	1,954	1	-
Brian A. Selmo	4	12,289	8	3,634	4	388

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark Landecker	-	-	2	436	-	-
Abhijeet Patwardhan	-	-	-	-	-	-
Steven T. Romick	-	-	7	518	1	-
Brian A. Selmo	-	-	2	218	-	-

*        Investors in these unregistered funds pay a fee up to 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest. A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(l) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to seek to ensure that all client accounts are treated fairly and equitably over time.

(a)(3) Compensation. Compensation of the Adviser's Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser's assessment of the Portfolio Managers' performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund's assets.

As an equity owner of the Adviser, the value of the Portfolio Manager's ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4) The dollar value of shares of Common Stock of the registrant owned as of December 31, 2025 are set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Range:
A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000	Dollar Range of Equity Securities in the Registrant
E	$100,001 - $500,000
F	$500,001 - $1,000,000
G	Over $1,000,000
Name of Portfolio Manager
Mark Landecker		E
Abhijeet Patwardhan		C
Steven T. Romick		G
Brian A. Selmo		E

(b)          Not Applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors extended the stock repurchase program at a Meeting of the Board of Directors on October 24, 2024 to repurchase up to 10% of the registrant’s outstanding common stock in any one calendar year through December 31, 2025. During the period ended December 31, 2025, the registrant repurchased shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans of Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
07/01/25-07/31/25	0	0	-	819,975
08/01/25-08/31/25	0	0	-	819,975
09/01/25-09/30/25	0	0	-	819,975
10/01/25-10/31/25	0	0	-	819,975
11/01/25-11/30/25	0	0	-	819,975
12/01/25-12/31/25	0	0	-	819,975

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(c)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a) (1) Code of Ethics that is subject to Item 2 is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable.

(a)(3) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a)(5) Change in Registrant’s independent public accountant – Not Applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Source Capital

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	3/9/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	3/9/26

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	3/9/26